EXHIBIT 99.1

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                  as Depositor

             MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES 2005-2,
                                    as Issuer

                      HSBC BANK USA, NATIONAL ASSOCIATION,
                              as Indenture Trustee

                             WELLS FARGO BANK, N.A.,
                 as Master Servicer and Securities Administrator

                                       and

                      MERRILL LYNCH MORTGAGE LENDING, INC.,
                              as Seller and Company

                   -------------------------------------------

                          SALE AND SERVICING AGREEMENT

                           Dated as of August 31, 2005

                   -------------------------------------------

                     Merrill Lynch Mortgage Investors, Inc.
                     Merrill Lynch Mortgage Investors Trust,
                    Mortgage-Backed Notes, Series MLCC 2005-2

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I  DEFINITIONS...................................................     2
     Section 1.01. ......................................................     2
     Section 1.02.  Other Definitional Provisions........................     2

ARTICLE II  CONVEYANCE OF MORTGAGE LOANS.................................     3
     Section 2.01.  Conveyance of Mortgage Loans to Issuer...............     3
     Section 2.02.  Acceptance of Mortgage Loans by the Issuer...........     6
     Section 2.03.  Assignment of Interest in the Mortgage Loan
                       Purchase Agreement................................     8
     Section 2.04.  Substitution of Mortgage Loans.......................     9
     Section 2.05.  Representations and Warranties Concerning the
                       Depositor.........................................    10
     Section 2.06.  Representations and Warranties Regarding the Master
                       Servicer..........................................    11
     Section 2.07.  Assignment of Agreement..............................    12

ARTICLE III  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS..............    14
     Section 3.01.  Master Servicer......................................    14
     Section 3.02.  Monitoring of Servicer...............................    15
     Section 3.03.  Fidelity Bond........................................    17
     Section 3.04.  Power to Act; Procedures.............................    17
     Section 3.05.  Due-on-Sale Clauses; Assumption Agreements...........    17
     Section 3.06.  Release of Mortgage Files............................    18
     Section 3.07.  Documents, Records and Funds in Possession of Master
                       Servicer To Be Held for Issuer and Indenture
                       Trustee...........................................    18
     Section 3.08.  Standard Hazard Insurance and Flood Insurance
                       Policies..........................................    19
     Section 3.09.  Presentment of Claims and Collection of Proceeds.....    20
     Section 3.10.  Maintenance of the Primary Mortgage Insurance
                       Policies..........................................    20
     Section 3.11.  Indenture Trustee to Retain Possession of Certain
                       Insurance Policies and Documents..................    21
     Section 3.12.  Realization Upon Defaulted Mortgage Loans............    21
     Section 3.13.  Compensation for the Master Servicer.................    21
     Section 3.14.  REO Property.........................................    22
     Section 3.15.  Annual Officer's Certificate as to Compliance........    22
     Section 3.16.  Annual Independent Accountant's Servicing Report.....    23
     Section 3.17.  Reports Filed with Securities and Exchange
                       Commission........................................    23
     Section 3.18.  UCC..................................................    24
     Section 3.19.  Optional Purchase Deliquent and Defaulted
                       Mortgage Loans....................................    24
     Section 3.20.  Monthly Advances.....................................    25
     Section 3.21.  Compensating Interest Payments.......................    25

ARTICLE IV  ACCOUNTS.....................................................    26
     Section 4.01.  Protected Accounts...................................    26
     Section 4.02.  Master Servicer Collection Account...................    27
     Section 4.03.  Permitted Withdrawals and Transfers from the Master
                       Servicer Collection Account.......................    28
     Section 4.04.  Payment Account......................................    29
     Section 4.05.  Permitted Withdrawals and Transfers from the Payment
                       Account...........................................    30

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

ARTICLE V  THE MASTER SERVICER...........................................    32
     Section 5.01.  Liabilities of the Master Servicer...................    32
     Section 5.02.  Merger or Consolidation of the Master Servicer.......    32
     Section 5.03.  Indemnification of the Indenture Trustee, Owner
                       Trustee, the Master Servicer and the Securities
                       Administrator.....................................    32
     Section 5.04.  Limitations on Liability of the Master Servicer and
                       Others............................................    33
     Section 5.05.  Master Servicer Not to Resign........................    34
     Section 5.06.  Successor Master Servicer............................    34
     Section 5.07.  Sale and Assignment of Master Servicing..............    34

ARTICLE VI  DEFAULT .....................................................    36
     Section 6.01.  Master Servicer Events of Default....................    36
     Section 6.02.  Indenture Trustee to Act; Appointment of Successor...    38
     Section 6.03.  Notification to Noteholders..........................    39
     Section 6.04.  Waiver of Defaults...................................    39

ARTICLE VII  MISCELLANEOUS PROVISIONS....................................    40
     Section 7.01.  Amendment............................................    40
     Section 7.02.  Recordation of Agreement.............................    41
     Section 7.03.  Governing Law........................................    41
     Section 7.04.  Notices..............................................    41
     Section 7.05.  Severability of Provisions...........................    42
     Section 7.06.  Successors and Assigns...............................    42
     Section 7.07.  Article and Section Headings.........................    42
     Section 7.08.  Counterparts.........................................    42
     Section 7.09.  Notice to Rating Agencies............................    42
     Section 7.10.  Termination..........................................    42
     Section 7.11.  No Petition..........................................    43
     Section 7.12.  No Recourse..........................................    43
     Section 7.13.  Additional Terms Regarding Indenture.................    43

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

                                    EXHIBITS

Exhibit A       -      Mortgage Loan Schedule
Exhibit B       -      Request for Release of Documents
Exhibit C-1     -      Wells Fargo Servicing Agreement
Exhibit C-2     -      PHH Servicing Agreement
Exhibit D-1     -      Wells Fargo Assignment Agreement
Exhibit D-2     -      PHH Assignment Agreement
Exhibit E       -      Mortgage Loan Purchase Agreement

                          SALE AND SERVICING AGREEMENT

      Sale and Servicing Agreement dated as of August 31, 2005 (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., a Delaware corporation, as depositor (the "Depositor"), Merrill Lynch Mortgage Investors Trust, Series 2005-2, a Delaware statutory trust, as issuer (the "Issuer"), HSBC Bank USA, National Association, a national banking association, as indenture trustee (the "Indenture Trustee"), Wells Fargo Bank, N.A. ("Wells Fargo"), as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), and Merrill Lynch Mortgage Lending, Inc., as seller (in such capacity, the "Seller") and as company (in such capacity, the "Company").

                              PRELIMINARY STATEMENT

      On or prior to the Closing Date, the Depositor acquired the Mortgage Loans from the Seller pursuant to the Mortgage Loan Purchase Agreement. Prior to the Closing Date, pursuant to a Trust Agreement, as amended and restated on the Closing Date, the Depositor created Merrill Lynch Mortgage Investors Trust, Series 2005-2, a Delaware statutory trust, for the purpose of holding the Mortgage Loans and issuing the Trust Certificates (the "Certificates"), pursuant to the Trust Agreement, and the Notes, pursuant to the Indenture. Pursuant to this Agreement, on the Closing Date, the Depositor will sell the Mortgage Loans and certain other property to the Issuer and pursuant to the Indenture, the Issuer will pledge all of its right, title and interest in and to the Mortgage Loans and other property acquired from the Depositor pursuant to this Agreement to the Indenture Trustee to secure the Notes issued pursuant to the Indenture. In consideration for the Mortgage Loans and other property conveyed pursuant to this Agreement, the Depositor will receive from the Issuer the Certificates evidencing the entire beneficial ownership interest in the Issuer and the Notes representing indebtedness of the Issuer.

      The Mortgage Loans will have an Outstanding Principal Balance as of the Cut-off Date, after deducting all Scheduled Principal due on or before the Cut-off Date, of $1,220,525,429.03.

      In consideration of the mutual agreements herein contained, each of the Depositor, the Issuer, the Master Servicer, the Securities Administrator, the Seller, the Company and the Indenture Trustee undertakes and agrees to perform their respective duties hereunder as follows:

                                    ARTICLE I
                                   Definitions

      Section 1.01. Definitions. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

      Section 1.02. Other Definitional Provisions.

      (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

      (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

      (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

      (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

      (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II
                          Conveyance of Mortgage Loans

      Section 2.01. Conveyance of Mortgage Loans to Issuer. (a) The Depositor concurrently with the execution and delivery of this Agreement, sells, transfers and assigns to the Issuer without recourse all its right, title and interest in and to (i) the Mortgage Loans and the proceeds thereof and all rights under the Related Documents; (ii) all funds on deposit from time to time in the Master Servicer Collection Account, excluding any investment income from such funds;
(iii) all funds on deposit from time to time in the Payment Account and in all proceeds thereof; (iv) any REO Property; (v) all rights under (I) the Mortgage Loan Purchase Agreement as assigned to the Issuer to the extent provided in
Section 2.03(a), (II) the Required Insurance Policies and any amounts paid or payable by the insurer under any Insurance Policy (to the extent the mortgagee has a claim thereto) and (III) the rights with respect to the Servicing Agreements, each as assigned to the Issuer by the related Assignment Agreement; and (vi) any proceeds of the foregoing. Although it is the intent of the Depositor and the Issuer that the conveyance of the Depositor's right, title and interest in and to the Mortgage Loans and other assets in the Trust Estate to the Issuer pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, it is the intent of the parties to this Agreement that the Depositor shall be deemed to have granted to the Issuer a first priority perfected security interest in all of the Depositor's right, title and interest in, to and under the Mortgage Loans and other assets in the Trust Estate, and that this Agreement shall constitute a security agreement under applicable law.

      (b) In connection with such transfer and assignment of the Mortgage Loans, the Depositor shall deliver to, and deposit with, or cause to be delivered to and deposited with, the Custodian, on behalf of the Issuer, the following documents or instruments with respect to each Mortgage Loan so transferred and assigned:

            (i) The original Mortgage Note endorsed, "Pay to the order of ___________, without recourse" and signed in the name of the name of last endorsee, by an authorized officer of the last endorsee. If the Mortgage Loan was acquired by the last endorsee in a merger or other type of acquisition, the endorsement must be by "[name of last endorsee], successor [by merger to or in interest to, as applicable] [name of predecessor]"; and if the Mortgage Loan was acquired or originated by the last endorsee while doing business under another name, the endorsement must be by "[name of last endorsee], successor in interest to [previous name]." The Mortgage Note shall include all intervening endorsements showing a complete chain of title from the originator to the last endorsee. A lost note affidavit (including a copy of the original Mortgage Note) may be delivered in lieu of the original Mortgage Note.

            (ii) The original recorded Mortgage, with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the recording office, a copy of the original Mortgage certified by the previous owner to be a true copy of the original of the Mortgage which has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located.

            (iii) The original Assignment of Mortgage, executed in blank by either MLML or its Servicer. If the Mortgage Loan was acquired by the last endorsee in a merger or other type of acquisition, the assignment must be by "[name of last assignee], successor [by merger to or in interest to, as applicable] [name of predecessor]"; and if the Mortgage Loan was acquired or originated by the last endorsee while doing business under another name, the assignment must be by "[name of last assignee], successor in interest to [previous name]."

            (iv) The original policy of title insurance (or a preliminary title report if the original title insurance policy has not been received from the title insurance company).

            (v) Originals of any intervening assignments of the Mortgage, with evidence of recording thereon or, if the original intervening assignment has not yet been returned from the recording office, a copy of such assignment certified by the Seller to be a true copy of the original of the assignment which has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located.

            (vi) With respect to a Mortgage Loan that, according to the Mortgage Loan Schedule is covered by a primary mortgage insurance policy, the original or a copy of primary mortgage insurance certificate, if any.

            (vii) If indicated on the Mortgage Loan Schedule, originals of all assumption and modification agreements, if any, with originals or copies of the underlying instruments being modified.

            (viii) With respect to each Additional Collateral Mortgage Loan,

                   (A) copy of the related Mortgage 100 Pledge Agreement for Securities Account or the Parent Power Guaranty and Security Agreement for Securities Account or the Parent Power Guaranty Agreement for Real Estate, as the case may be;

                   (B) copy of the UCC-1 (applicable for South Carolina and Rhode Island only);

                   (C)  an original form UCC-3, if applicable;

                   (D) for loans originated by a correspondent lender, an original assignment of security interest of the related Mortgage 100 Pledge Agreement or Parent Power Agreement, as the case may be.

            (ix)   With respect to each Cooperative Loan:

                   (A)  the original proprietary lease;

                   (B)  the original recognition agreement;

                   (C)  the original security agreement;

                   (D) the original or copy of the assignment of proprietary lease;

                   (E) the original cooperative stock certificate and stock power executed by borrower in blank;

                   (F)  the original UCC-1 Financing Statements;

                   (G)  the original UCC-3 Financing Statements; and

            (x)   Power of Attorney, if applicable.

provided, however, that in lieu of the foregoing, the Depositor may deliver to the Custodian, the following documents, under the circumstances set forth below:
(w) in lieu of the original Security Instrument (including the Mortgage), assignments to the Indenture Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to such documents required to be included thereon, be delivered to recording offices for recording and have not been returned to the Depositor in time to permit their delivery as specified above, the Depositor may deliver a true copy thereof with a certification by the related Servicer, or its agent on its behalf, substantially to the effect that such copy is a true and correct copy of the original; (x) in lieu of the Security Instrument, assignment in blank or to the Indenture Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents (as evidenced by a certification from the Depositor to such effect) the Depositor may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded or from the Depositor's agent, escrow agent or closing attorney; (y) in lieu of the Mortgage Notes relating to the Mortgage Loans, the Depositor may deliver lost note affidavits from the Seller; and (z) the Depositor shall not be required to deliver intervening assignments or Mortgage Note endorsements between the related Servicer and the Seller, between the Seller and the Depositor, between the Depositor and the Issuer, and between the Issuer and the Indenture Trustee; and provided, further, however, that in the case of the Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, may deliver to the Indenture Trustee, a certification to such effect and shall deposit all amounts paid in respect of such Mortgage Loans in the Master Servicer Collection Account on the Closing Date. The Depositor shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) to the Custodian, promptly after they are received. The Depositor shall cause the Seller, at its expense, to cause each assignment of the Security Instrument to the Indenture Trustee to be recorded not later than 180 days after the Closing Date, unless (a) such recordation is not required by the Rating Agencies as evidenced in writing or an Opinion of Counsel addressed to the Indenture Trustee has been provided to the Indenture Trustee and the Issuer which states that recordation of such Security Instrument is not required to protect the interests of the Noteholders in the related Mortgage Loans or (b) MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successor and assigns; provided, however, notwithstanding the foregoing, each assignment shall be submitted for recording by the Seller in the manner described above, at no expense to the Issuer or the Indenture Trustee, upon the earliest to occur of: (i) reasonable direction by the Holders of Notes aggregating at least 25% of the Note Principal Balance of the Notes, (ii) the occurrence of a Master Servicer Event of Default or an Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Seller and (iv) the occurrence of a servicing transfer as described in Section 6.02 hereof. Notwithstanding the foregoing, if the Seller fails to pay the cost of recording the assignments, such expense will be paid by the Securities Administrator from funds in the Payment Account in accordance with Section 4.05 of this Agreement.

            Section  2.02. Acceptance  of  Mortgage  Loans  by  the  Issuer.

      (a) The Issuer acknowledges the sale, transfer and assignment of the Trust Estate to it by the Depositor and receipt of, subject to further review by the Custodian, on its behalf, and the exceptions which may be noted by the Custodian, on its behalf, pursuant to the procedures described below, and the Issuer will cause the Custodian to hold, the documents (or certified copies thereof) delivered to the Custodian, pursuant to Section 2.01, and any amendments, replacements or supplements thereto and all other assets of the Trust Estate delivered to it, in trust for the use and benefit of all present and future Holders of the Notes issued pursuant to the Indenture. On the Closing Date, with respect to the Mortgage Loans, in accordance with the Custodial Agreement, the Custodian shall verify with respect to each Mortgage Loan by delivery to the Depositor, the Seller, the Indenture Trustee and the Issuer of an Initial Certification, that (a) all documents described in Sections 2.01(b)(i), (ii), (iii), (iv) and (iv) hereof and to the extent provided by
Section  2.01(b) and all  documents  described in Sections  2.01(b)(vi),  (vii),
(viii), (ix) and (x) hereof, if applicable, are in its possession, (b) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, (c) based on its examination and only as to the foregoing documents, the information set forth in terms (i), (ii) excluding the zip code requirement, (viii) and (xiv), of the definition of "Mortgage Loan Schedule" respecting such Mortgage Loan is correct, and which as to items (xxv) and (xxix) for adjustable rate Mortgage Loan Documents and (d) each Mortgage Note has been endorsed and each Assignment of Mortgage has been executed as provided in
Section 2.01 hereof. No later than 90 days after the Closing Date (or, with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Custodian thereof), the Custodian, in accordance with the Custodial Agreement, shall review each Mortgage File delivered to it and shall execute and deliver to the Depositor, the Seller, the Indenture Trustee and Issuer an Interim Certification. In conducting such review, the Custodian will ascertain whether all documents required to be reviewed by it have been executed and received, and based on the Mortgage Loan Schedule, whether the Mortgage Notes relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans it has received, as identified in the Mortgage Loan Schedule. In performing any such review, the Custodian may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If the Custodian finds any document constituting part of the Mortgage File has not been executed or received, or is unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit A, or does not conform on its face to the review criteria specified in this Section (a "Material Defect"), the Custodian shall notify the Seller and the Indenture Trustee of such Material Defect in writing. In accordance with the Mortgage Loan Purchase Agreement, the Seller shall correct or cure any such Material Defect within ninety (90) days from the date of notice from the Indenture Trustee of the defect and if the Seller fails to correct or cure the Material Defect within such period, the Indenture Trustee shall enforce the Seller's obligation under the Mortgage Loan Purchase Agreement within 90 days from the Indenture Trustee's notification, provide a Substitute Mortgage Loan or purchase such Mortgage Loan at the

Repurchase Price; provided, however, that if such Material Defect relates solely to the inability of the Seller to deliver the original Security Instrument or intervening assignments thereof, or a certified copy because the originals of such documents, or a certified copy have not been returned by the applicable jurisdiction, the Seller shall not be required to purchase such Mortgage Loan if the Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate confirming that such documents have been accepted for recording, and delivery to the Custodian shall be effected by the Seller within thirty days of its receipt of the original recorded document.

      (b) No later than 180 days after the Closing Date, the Custodian, in accordance with the Custodial Agreement, will review, for the benefit of the Noteholders, the Mortgage Files delivered to it and will execute and deliver or cause to be executed and delivered to the Depositor, the Seller, the Indenture Trustee and the Issuer a Final Certification. In conducting such review, the Custodian will ascertain whether an original of each document required to be recorded has been returned from the recording office with evidence of recording thereon or a certified copy has been obtained from the recording office. If the Custodian finds a Material Defect, the Custodian shall promptly notify the Seller and the Indenture Trustee in writing (provided, however, that with respect to those documents described in subsections (b)(iv), (v) and (vii) of
Section 2.01, the Custodian's obligations shall extend only to the documents actually delivered to the Custodian pursuant to such subsections). In accordance with the Mortgage Loan Purchase Agreement, the Seller shall correct or cure any such Material Defect within 90 days from the date of notice from the Custodian or the Indenture Trustee of the Material Defect and if the Seller is unable to cure such Material Defect within such period, and if such Material Defect materially and adversely affects the interests of the Noteholders in the related Mortgage Loan, the Indenture Trustee shall enforce the Seller's obligation under the Mortgage Loan Purchase Agreement within 90 days from the Custodian's or Indenture Trustee's notification, provide a Substitute Mortgage Loan or purchase such Mortgage Loan at the Repurchase Price; provided, however, that if such defect relates solely to the inability of the Seller to deliver the original Security Instrument or intervening assignments thereof, or a certified copy, because the originals of such documents or a certified copy, have not been returned by the applicable jurisdiction, the Seller shall not be required to purchase such Mortgage Loan, if the Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate confirming that such documents have been accepted for recording, and delivery to the Indenture Trustee shall be effected by the Seller within thirty days of its receipt of the original recorded document.

      (c) In the event that a Mortgage Loan is purchased by the Seller in accordance with Subsections 2.02(a) or (b) above, the Seller shall remit to the Master Servicer the Repurchase

Price for deposit in the Master Servicer Collection Account and the Seller shall provide to the Securities Administrator and the Indenture Trustee written notification detailing the components of the Repurchase Price. Upon deposit of the Repurchase Price in the Master Servicer Collection Account, the Depositor shall notify the Indenture Trustee and the Custodian, and the Indenture Trustee (upon receipt of a Request for Release in the form of Exhibit B attached hereto with respect to such Mortgage Loan and certification that the Repurchase Price has been deposited in the Master Servicer Collection Account), shall cause the Custodian to release to the Seller the related Mortgage File and the Indenture Trustee shall execute and deliver all instruments of transfer or assignment, without recourse, representation or warranty, furnished to it by the Seller, as are necessary to vest in the Seller title to and rights under the Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is deposited in the Master Servicer Collection Account. The Master Servicer shall amend the Mortgage Loan Schedule, which was previously delivered to it by the Depositor in a form agreed to between the Depositor, the Indenture Trustee and the Custodian, to reflect such repurchase and shall promptly deliver to the Rating Agencies, the Indenture Trustee, the Custodian and the Issuer a copy of such amendment. The obligation of the Seller to repurchase or substitute for any Mortgage Loan a Substitute Mortgage Loan as to which such a Material Defect in a constituent document exists shall be the sole remedy respecting such Material Defect available to the Issuer, the Noteholders or to the Indenture Trustee on their behalf.

      Section 2.03. Assignment of Interest in the Mortgage Loan Purchase Agreement. (a) The Depositor hereby assigns to the Issuer, all of its right, title and interest in the Mortgage Loan Purchase Agreement, including but not limited to the Depositor's rights and obligations pursuant to the Servicing Agreements (noting that the Seller has retained the right in the event of breach of the representations, warranties and covenants, if any, with respect to the Mortgage Loans of the related Servicer under the related Servicing Agreement to enforce the provisions thereof and to seek all or any available remedies). The Depositor hereby acknowledges that such right, title and interest in the Mortgage Loan Purchase Agreement, will be pledged by the Issuer to the Indenture Trustee pursuant to the Indenture. The obligations of the Seller to substitute or repurchase, as applicable, a Mortgage Loan shall be the Issuer's, the Indenture Trustee's and the Noteholders' sole remedy for any breach thereof. At the request of the Issuer or the Indenture Trustee, the Depositor shall take such actions as may be necessary to enforce the above right, title and interest on behalf of the Issuer, the Indenture Trustee and the Noteholders and shall execute such further documents as the Issuer or the Indenture Trustee may reasonably require in order to enable the Indenture Trustee to carry out such enforcement.

      (b) If the Depositor, the Securities Administrator, the Issuer or the Indenture Trustee discovers a breach of any of the representations and warranties set forth in the Mortgage Loan Purchase Agreement, which breach materially and adversely affects the value of the interests of the Issuer, the Noteholders or the Indenture Trustee in the related Mortgage Loan, the party discovering the breach shall give prompt written notice of the breach to the other parties. The Seller, within 90 days of its discovery or receipt of notice that such breach has occurred (whichever occurs earlier), shall cure the breach in all material respects or, subject to the Mortgage Loan Purchase Agreement and
Section 2.05 of this Agreement, shall purchase the Mortgage Loan or any property acquired with respect thereto from the Issuer; provided, however, that if there is a breach of any representation set forth in the Mortgage Loan Purchase Agreement or Section 2.05 of this Agreement, and the Mortgage Loan or the related property acquired with respect thereto has been sold, then the Seller shall pay, in lieu of the Repurchase Price, any excess of the Repurchase Price over the Net Liquidation Proceeds received upon such sale. If the Net Liquidation Proceeds exceed the Repurchase Price, any excess shall be paid to the Seller to the extent not required by law to be paid to the borrower. Any such purchase by the Seller shall be made by providing an amount equal to the Repurchase Price to the Master Servicer for deposit in the Master Servicer Collection Account and written notification detailing the components of such Repurchase Price. The Depositor shall submit to the Indenture Trustee and the Custodian a Request for Release, and the Indenture Trustee shall cause the Custodian to release, upon receipt of certification from the Master Servicer that the Repurchase Price has been deposited in the Master Servicer Collection Account, to the Seller the related Mortgage File and the Indenture Trustee shall execute and deliver all instruments of transfer or assignment furnished to it by the Seller, without recourse, representation or warranty as are necessary to vest in the Seller title to and rights under the Mortgage Loan or any property acquired with respect thereto. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is deposited in the Master Servicer Collection Account. The Master Servicer shall amend the Mortgage Loan Schedule to reflect such repurchase and shall promptly deliver to the Issuer, Indenture Trustee, the Custodian and the Rating Agencies a copy of such amendment. Enforcement of the obligation of the Seller to purchase (or substitute a Substitute Mortgage Loan for) any Mortgage Loan or any property acquired with respect thereto (or pay the Repurchase Price as set forth in the above proviso) as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Issuer, the Noteholders or the Indenture Trustee on their behalf.

      Section 2.04. Substitution of Mortgage Loans. Notwithstanding anything to the contrary in this Agreement, in lieu of purchasing a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement or Sections 2.02 or 2.03 of this Agreement, the Seller may, no later than the date by which such purchase by the Seller would otherwise be required, tender to the Indenture Trustee a Substitute Mortgage Loan accompanied by a certificate of an authorized officer of the Seller that such Substitute Mortgage Loan conforms to the requirements set forth in the definition of "Substitute Mortgage Loan" in this Agreement. The Indenture Trustee shall cause the Custodian to examine the Mortgage File for any Substitute Mortgage Loan in the manner set forth in Section 2.02(a) and the Indenture Trustee shall cause the Custodian to notify the Seller, in writing, within five Business Days after receipt, whether or not the documents relating to the Substitute Mortgage Loan satisfy the requirements of Section 2.02. Within two Business Days after such notification, the Seller shall provide to the Master Servicer for deposit in the Master Servicer Collection Account the amount, if any, by which the Outstanding Principal Balance as of the next preceding Due Date of the Mortgage Loan for which substitution is being made, after giving effect to the Scheduled Principal due on such date, exceeds the Outstanding Principal Balance as of such date of the Substitute Mortgage Loan, after giving effect to Scheduled Principal due on such date, which amount shall be treated for the purposes of this Agreement as if it were the payment by the Seller of the Repurchase Price for the purchase of a Mortgage Loan by the Seller. After such notification to the Seller and, if any such excess exists, upon receipt of certification from the Master Servicer that such excess has been deposited in the Master Servicer Collection Account, the Indenture Trustee shall accept such Substitute Mortgage Loan which shall thereafter be deemed to be a Mortgage Loan hereunder. In the event of such a substitution, accrued interest on the Substitute Mortgage Loan for the month in which the substitution occurs and any Principal Prepayments made thereon during such month shall be the property of the

Trust Estate and accrued interest for such month on the Mortgage Loan for which the substitution is made and any Principal Prepayments made thereon during such month shall be the property of the Seller. The Scheduled Principal on a Substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of the Seller and the Scheduled Principal on the Mortgage Loan for which the substitution is made due on such Due Date shall be the property of the Trust Estate. Upon acceptance of the Substitute Mortgage Loan (and delivery to the Indenture Trustee and the Custodian of a Request for Release for such Mortgage Loan), the Indenture Trustee shall cause the Custodian to release to the Seller the related Mortgage File related to any Mortgage Loan released pursuant to the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, and shall execute and deliver all instruments of transfer or assignment, without recourse, representation or warranty in form as provided to it as are necessary to vest in the Seller title to and rights under any Mortgage Loan released pursuant to the Mortgage Loan Purchase Agreement or
Section 2.04 of this Agreement, as applicable. The Seller shall deliver to the Custodian the documents related to the Substitute Mortgage Loan in accordance with the provisions of the Mortgage Loan Purchase Agreement and Subsections 2.01(b) and 2.02(b) of this Agreement, as applicable, with the date of acceptance of the Substitute Mortgage Loan deemed to be the Closing Date for purposes of the time periods set forth in those Subsections. The representations and warranties set forth in the Mortgage Loan Purchase Agreement shall be deemed to have been made by the Seller with respect to each Substitute Mortgage Loan as of the date of acceptance of such Mortgage Loan by the Indenture Trustee. The Master Servicer shall amend the Mortgage Loan Schedule to reflect such substitution and shall provide a copy of such amended Mortgage Loan Schedule to the Issuer, the Indenture Trustee, the Custodian and the Rating Agencies.

      Section 2.05. Representations and Warranties Concerning the Depositor.
The Depositor hereby represents and warrants to the Issuer, the Indenture Trustee, the Master Servicer and the Securities Administrator as follows:

            (i) the Depositor (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (b) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Depositor's business as presently conducted or on the Depositor's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            (ii) the Depositor has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

            (iii) the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the articles of incorporation or by-laws of the Depositor, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Depositor's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            (iv) the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

            (v) this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

            (vi) there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened against the Depositor, before or by any court, administrative agency, arbitrator or governmental body with respect to any of the transactions contemplated by this Agreement; or

            (vii) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect the Depositor's ability to enter into this Agreement or perform its obligations under this Agreement; and the Depositor is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

            (viii) immediately prior to the transfer and assignment to the Issuer, each Mortgage Note and each Mortgage were not subject to an assignment or pledge, and the Depositor had good and marketable title to and was the sole owner thereof and had full right to transfer and sell such Mortgage Loan to the Issuer free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

      Section 2.06. Representations and Warranties Regarding the Master Servicer. The Master Servicer represents and warrants to the Issuer, the Depositor, the Seller and the Indenture Trustee for the benefit of the Noteholders, as follows:

            (i) The Master Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Master Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Master Servicer or the validity or enforceability of this Agreement;

            (ii)  The  Master  Servicer  has the  power and  authority  to make, execute,deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Master Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

            (iii) The Master Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

            (iv) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Master Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Master Servicer or any provision of the certificate of incorporation or bylaws of the Master Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Master Servicer is a party or by which the Master Servicer may be bound; and

            (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending (other than litigation with respect to which pleadings or documents have been filed with a court, but not served on the Master Servicer), or to the knowledge of the Master Servicer threatened, against the Master Servicer or any of its properties or with respect to this Agreement or the Notes or the Certificates which, to the knowledge of the Master Servicer, has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

      The foregoing representations and warranties shall survive any termination of the Master Servicer hereunder.

      Section 2.07. Assignment of Agreement. The Seller, the Depositor and the Master Servicer hereby acknowledge and agree that the Issuer may assign its interest under this Agreement to the Indenture Trustee, for the benefit of the Noteholders, as may be required to effect the purposes of the Indenture, without further notice to, or consent of, the Seller, the Depositor or the Master Servicer, and the Indenture Trustee shall succeed to such of the rights of the Issuer hereunder as shall be so assigned. The Issuer shall, pursuant to the Indenture, assign all of its right, title and interest in and to the Mortgage Loans and its right to exercise the remedies created by Article II of this Agreement for breaches of the representations, warranties, agreements and covenants of the Seller contained in the Mortgage Loan Purchase Agreement, to the Indenture Trustee, for the benefit of the Noteholders. The Seller agrees that, upon such assignment to the Indenture Trustee, such representations, warranties, agreements and covenants will run to and be for the benefit of the Indenture Trustee and the Indenture Trustee may enforce, without joinder of the Depositor or the Issuer, the repurchase obligations of the Seller set forth herein and in the Mortgage Loan Purchase Agreement with respect to breaches of such representations, warranties, agreements and covenants. Any such assignment to the Indenture Trustee shall not be deemed to constitute an assignment to the Indenture Trustee of any obligations or liabilities of the Issuer under this Agreement.

                                  ARTICLE III
                 Administration and Servicing of Mortgage Loans

      Section 3.01. Master Servicer. The Master Servicer shall supervise, monitor and oversee the obligations of the Servicers to service and administer the Mortgage Loans in accordance with the terms of the related Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with the Servicers as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by the Servicers and shall cause the Servicers to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the related Servicing Agreement. The Master Servicer shall independently and separately monitor the Servicers' servicing activities with respect to the Mortgage Loans, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicers' and Master Servicer's records, and based on such reconciled and corrected information, the Master Servicer shall provide such information to the Securities Administrator as shall be necessary in order for it to prepare the statements specified in
Section 7.03 of the Indenture, and prepare any other information and statements required to be forwarded by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicers pursuant to the Servicing Agreements.

      Notwithstanding the foregoing or any other provision of this Agreement or any Servicing Agreement to the contrary, the Master Servicer shall have no duty or obligation to supervise, monitor or oversee the activities of or to enforce the obligation of any Servicer under a Servicing Agreement with respect to any Additional Collateral or any Surety Bond, including, without limitation, the collection of any amounts owing to the trust in respect thereof (unless and until the Master Servicer shall have assumed the obligations of the related Servicer as successor Servicer under such Servicing Agreement pursuant to
Section 3.02 hereof, in which case, as successor Servicer, it shall be bound to service and administer the Additional Collateral and the Surety Bonds in accordance with the provisions of such Servicing Agreement).

      The Indenture Trustee shall furnish the Servicers and the Master Servicer with any powers of attorney and other documents in form as provided to it necessary or appropriate to enable the related Servicer and the Master Servicer to service and administer the related Mortgage Loans and REO Property. The Indenture Trustee shall not be liable for the Servicers' or the Master Servicer's use or misuse of such powers of attorney.

      The Indenture Trustee shall provide access to the records and documentation in possession of the Indenture Trustee regarding the related Mortgage Loans and REO Property and the servicing thereof to the Noteholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Indenture Trustee; provided, however, that, unless otherwise required by law, the Indenture Trustee shall not be required to provide access to such records and documentation to the Noteholders if the provision thereof would violate the legal right to privacy of any Mortgagor. The Indenture Trustee shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Indenture Trustee's actual costs.

      The Indenture Trustee shall execute and deliver to the related Servicer or the Master Servicer, as applicable based on the requesting party, any court pleadings, requests for trustee's sale or other documents necessary or reasonably desirable to (i) effect the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) take any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Security Instrument;
(iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Security Instrument or otherwise available at law or equity.

      Section 3.02. Monitoring of Servicer. (a) The Master Servicer shall be responsible for reporting to the Issuer, the Indenture Trustee and the Depositor the compliance by each Servicer with its duties under the related Servicing Agreement. In the review of the Servicers' activities, the Master Servicer may rely upon an officer's certificate of the related Servicer (or similar document signed by an officer of the related Servicer) with regard to such Servicer's compliance with the terms of the related Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that a Servicer (other than Wells Fargo) should be terminated in accordance with the related Servicing Agreement, or that a notice should be sent pursuant to the related Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor, the Issuer and the Indenture Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate. In the event that the Master Servicer, in its judgment, determines that Wells Fargo should be terminated in accordance with the Wells Fargo Servicing Agreement, or that a notice should be sent pursuant to the Wells Fargo Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor and the Indenture Trustee thereof in writing. Pursuant to its receipt of such written notification from the Master Servicer, the Indenture Trustee shall issue such notice of termination to Wells Fargo or take such other action as it deems appropriate.

      (b) The Master Servicer, for the benefit of the Issuer, the Indenture Trustee and the Noteholders, shall enforce the obligations of the Servicers under the related Servicing Agreement, and shall, in the event that a Servicer other than Wells Fargo fails to perform its obligations in accordance with the related Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of such Servicer thereunder and act as servicer of the related Mortgage Loans or cause the Issuer and the Indenture Trustee to enter into a new Servicing Agreement with a successor servicer selected by the Master Servicer; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor servicer. In the event that Wells Fargo fails to perform its obligations in accordance with the Wells Fargo Servicing Agreement, subject to the preceding paragraph, the Master Servicer shall notify the Indenture Trustee in writing of such failure. Pursuant to its receipt of such notification from the Master Servicer, the Indenture Trustee shall terminate the rights and obligations of Wells Fargo under the Wells Fargo Servicing Agreement and enter in to a new Servicing Agreement with a successor Servicer selected by the Indenture Trustee;

provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Servicer. In either event, such enforcement, including, without limitation, the legal prosecution of claims, termination of the related Servicing Agreement and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer (or in the case Wells Fargo is terminated as the Servicer, the Indenture Trustee), in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action. In the event that Wells Fargo is terminated as the Servicer, the Indenture Trustee shall pay the costs of such enforcement at its own expense, subject to its right to be reimbursed for such costs from the Master Servicer Collection Account pursuant to Section 3.03(c); provided that the Indenture Trustee shall not be required to prosecute or defend any legal action except to the extent that the Indenture Trustee shall have received reasonable indemnity for its costs and expenses in pursuing such action. Nothing herein shall impose any obligation on the part of the Indenture Trustee to assume or succeed to the duties or obligations of Wells Fargo or the Master Servicer.

      (c) In the event that Wells Fargo is terminated as Servicer, to the extent that the costs and expenses of the Indenture Trustee related to any termination of Wells Fargo, or the enforcement or prosecution of related claims, rights or remedies, or the appointment of a successor Servicer (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Wells Fargo as a result of an event of default by Wells Fargo and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor Servicer to service the Mortgage Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by Wells Fargo after such termination, the Indenture Trustee shall be entitled to reimbursement of such costs and expenses from the Master Servicer Collection Account (which the Master Servicer hereby agrees to pay to the Indenture Trustee from the Master Servicer Collection Account upon demand) or, to the extent not paid from such account, the Indenture Trustee shall be entitled to reimburse itself for such costs and expenses from the Payment Account. In all other cases, to the extent that the costs and expenses of the Master Servicer related to any termination of a Servicer (other than Wells Fargo), appointment of a successor servicer or the transfer and assumption of servicing by the Master Servicer with respect to the related Servicing Agreement (including, without limitation, (i) all out of pocket legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of a Servicer as a result of an event of default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor service to service the Mortgage Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Master Servicer Collection Account.

      (d) The Master Servicer shall require the Servicers to comply with the remittance requirements and other obligations set forth in the related Servicing Agreement.

      (e) If the Master Servicer acts as a Servicer, it will not assume liability for the representations and warranties of the Servicer (other than Wells Fargo), if any, that it replaces.

      Section 3.03. Fidelity Bond. The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

      Section 3.04. Power to Act; Procedures. The Master Servicer shall master service the Mortgage Loans and shall have full power and authority to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Issuer, Noteholders and the Indenture Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. The Indenture Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney empowering the Master Servicer or the related Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with the related Servicing Agreement and this Agreement, and the Indenture Trustee shall execute and deliver such other documents, as the Master Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Indenture Trustee shall have no liability for use or misuse of any such powers of attorney by the Master Servicer or the related Servicer). If the Master Servicer or the Indenture Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Indenture Trustee or that the Indenture Trustee would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Indenture Trustee in the appointment of a co-trustee pursuant to Section 6.11 of the Indenture. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Issuer or the Indenture Trustee, be deemed to be the agent of the Issuer or the Indenture Trustee.

      Section 3.05. Due-on-Sale Clauses; Assumption Agreements. To the extent provided in the related Servicing Agreement, to the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the related Servicer to enforce such clauses in accordance with the related Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the related Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the related Servicing Agreement.

      Section 3.06. Release of Mortgage Files. (a) Upon becoming aware of the payment in full of any Mortgage Loan, or the receipt by the related Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Noteholders on the next Payment Date, the related Servicer will, if required under the related Servicing Agreement, or the Master Servicer may promptly furnish to the Indenture Trustee two copies of a certification substantially in the form of Exhibit B hereto signed by a Servicing Officer or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Protected Account maintained by such Servicer pursuant to the related Servicing Agreement have been so deposited) and shall request that the Indenture Trustee deliver or cause the Custodian to deliver to such Servicer the related Mortgage File. Upon receipt of such certification and request, the Indenture Trustee shall promptly release or cause the Custodian to release the related Mortgage File to the related Servicer and the Indenture Trustee shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, the related Servicer is authorized, to give, as agent for the Indenture Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an
instrument  of  satisfaction  (or  assignment  of  mortgage  without   recourse)
regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Protected Account.

      (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with the related Servicing Agreement, the Indenture Trustee shall execute such documents as shall be prepared and furnished to the Indenture Trustee by the Servicers or the Master Servicer (in form reasonably acceptable to the Indenture Trustee) and as are necessary to the prosecution of any such proceedings. The Indenture Trustee shall, upon the request of the related Servicer or the Master Servicer, and delivery to the Indenture Trustee, of two copies of a request for release signed by a Servicing Officer substantially in the form of Exhibit B (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), release or cause the Custodian to release the related Mortgage File held in its or the Custodian's possession or control to the related Servicer or the Master Servicer, as applicable. The related Servicer or the Master Servicer shall be obligated to return the Mortgage File to the Indenture Trustee or the Custodian when the need therefor by such Servicer or the Master Servicer, as it reasonably determines, no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the Indenture Trustee or the Custodian to the related Servicer or the Master Servicer.

      Section 3.07. Documents, Records and Funds in Possession of Master Servicer To Be Held for Issuer and Indenture Trustee.

      (a) The Master Servicer shall transmit and the Servicers (to the extent required by the related Servicing Agreement) shall transmit to the Indenture Trustee such documents and instruments coming into the possession of the Master Servicer or the Servicers from time to time as are required by the terms hereof, or in the case of the Servicers, the related Servicing Agreement, to be delivered to the Indenture Trustee. Any funds received by the Master Servicer or by any Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or by any Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Issuer and the Indenture Trustee subject to the Master Servicer's right to retain or withdraw from the Master Servicer Collection Account the Master Servicing Compensation and other amounts provided in this Agreement and the right of each Servicer to retain its Servicing Fee and other amounts as provided in the related Servicing Agreement. The Master Servicer shall, and (to the extent provided in the related Servicing Agreement) shall cause each Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Issuer, the Indenture Trustee, and their respective agents and accountants at any time upon reasonable request and during normal business hours, and to Noteholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

      (b) All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Master Servicer for and on behalf of the Issuer, the Indenture Trustee and the Noteholders and shall be and remain the sole and exclusive property of the Issuer, subject to the pledge to the Indenture Trustee; provided, however, that the Master Servicer and the Servicers shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or such Servicer under this Agreement or the related Servicing Agreement.

      Section 3.08. Standard Hazard Insurance and Flood Insurance Policies.

      (a) For each Mortgage Loan, the Master Servicer shall enforce any obligation of the Servicers under the related Servicing Agreement to maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of the related Servicing Agreement. It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the related Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

      (b) Pursuant to Section 4.01 and 4.02, any amounts collected by the related Servicer or the Master Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the related Servicing Agreement) shall be deposited into the Master Servicer Collection Account, subject to withdrawal pursuant to Section 4.02 and 4.03. Any cost incurred by the Master Servicer or any Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Noteholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Section 4.02 and 4.03.

      Section 3.09. Presentment of Claims and Collection of Proceeds. The Master Servicer shall (to the extent provided in the related Servicing Agreement) cause the related Servicer to prepare and present on behalf of the Issuer, the Indenture Trustee and the Noteholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Master Servicer (or disbursed to any Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Master Servicer Collection Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

      Section 3.10. Maintenance of the Primary Mortgage Insurance Policies.

      (a) The Master Servicer shall not take, or permit any Servicer (to the extent such action is prohibited under the related Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Master Servicer or such Servicer, would have been covered thereunder. The Master
Servicer shall use its best reasonable efforts to cause the Servicers (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. The Master Servicer shall not, and shall not permit the Servicers (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.

      (b) The Master Servicer agrees to cause the Servicers (to the extent required under the related Servicing Agreement) to present, on behalf of the Issuer, the Indenture Trustee and the Noteholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to
Section 4.01 and 4.02, any amounts collected by the Master Servicer or the Servicers under any Primary

Mortgage Insurance Policies shall be deposited in the Master Servicer Collection Account, subject to withdrawal pursuant to Sections 4.02 and 4.03.

      Section 3.11. Indenture Trustee to Retain Possession of Certain Insurance Policies and Documents.

      The Indenture Trustee shall retain or shall cause the Custodian to retain possession and custody of the originals (to the extent available) of any Primary Mortgage Insurance Policies, or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts distributable in respect of the Notes have been distributed in full and the Indenture has been satisfied and discharged in accordance with Section 4.10 of the Indenture, the Indenture Trustee shall also retain, or shall cause the Custodian to retain, possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Indenture Trustee upon the execution or receipt thereof the originals of any Primary Mortgage Insurance Policies, any certificates of renewal, and such other documents or instruments that constitute portions of the Mortgage File that come into the possession of the Master Servicer from time to time.

      Section 3.12. Realization Upon Defaulted Mortgage Loans. For each Mortgage Loan that comes into and continues in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, the Master Servicer shall cause the Servicers (to the extent required under and subject to the provisions of the related Servicing Agreement and subject to the provisions of Section 3.19 hereof) to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such Mortgage Loans, all in accordance with the related Servicing Agreement. The related Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings or sale; provided, however, that such costs and expenses will be recoverable as servicing advances by such Servicer as contemplated in Section 4.05.

      In addition, the Servicers may also, in their discretion, as an alternative to foreclosure, sell defaulted Mortgage Loans at fair market value to third parties, if such Servicer reasonably believes that such sale would maximize proceeds to the Noteholders in the aggregate (on a present value basis) with respect to that Mortgage Loan.

      Section 3.13. Compensation for the Master Servicer.

      On each Payment Date the Master Servicer will be entitled to all income and gain realized from any investment of funds in the Master Servicer Collection Account and the Payment Account, pursuant to Article IV, for the performance of its activities hereunder (the "Master Servicer Compensation"). Servicing compensation in the form of assumption fees, if any, late payment charges, as collected, if any, or otherwise (including any prepayment premium or penalty) shall be retained by the related Servicer and shall not be deposited in the Protected Account. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

      Section 3.14. REO Property.

      (a) In the event the Trust Estate acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Indenture Trustee, or to its nominee, on behalf of the Noteholders. The Master Servicer shall, to the extent provided in the related Servicing Agreement, cause the Servicers to sell any REO Property as expeditiously as possible and in accordance with the provisions of the related Servicing Agreement, as applicable. Pursuant to its efforts to sell such REO Property, the Master Servicer shall cause the Servicers to protect and conserve, such REO Property in the manner and to the extent required by the related Servicing Agreement.

      (b) The Master Servicer shall, to the extent required by the related Servicing Agreement, cause the Servicers to deposit all funds collected and received in connection with the operation of any REO Property in the Protected Account.

      (c) The Master Servicer and the Servicers, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Monthly Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Monthly Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

      (d) To the extent provided in the related Servicing Agreement, the Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the related Servicer as provided above shall be deposited in the Protected Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the Master Servicer Collection Account on the next succeeding Servicer Remittance Date.

      Section 3.15. Annual Officer's Certificate as to Compliance.

      (a) The Master Servicer shall deliver to the Issuer, the Indenture Trustee and the Rating Agencies on or before March 1 of each year, commencing on March 1, 2006, an Officer's Certificate, certifying that with respect to the period ending December 31 of the prior year: (i) such Servicing Officer has reviewed the activities of such Master Servicer during the preceding calendar year or portion thereof and its performance under this Agreement, (ii) to the best of such Servicing Officer's knowledge, based on such review, such Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof, (iii) nothing has come to the attention of such Servicing Officer to lead such Servicing Officer to believe that the related Servicer has failed to perform any of its duties, responsibilities and obligations under the related Servicing Agreement in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.

      (b) Copies of such statements shall be provided to any Noteholder upon request, by the Master Servicer or by the Indenture Trustee at the Master Servicer's expense if the Master Servicer failed to provide such copies (unless
(i) the Master Servicer shall have failed to provide the Indenture Trustee with such statement or (ii) the Indenture Trustee shall be unaware of the Master Servicer's failure to provide such statement).

      Section 3.16. Annual Independent Accountant's Servicing Report. If the Master Servicer has, during the course of any fiscal year, directly serviced any of the Mortgage Loans, then the Master Servicer at its expense shall cause a nationally recognized firm of independent certified public accountants to furnish a statement to the Issuer, the Indenture Trustee, the Rating Agencies and the Depositor on or before March 1 of each year, commencing on March 1, 2006 to the effect that, with respect to the most recently ended fiscal year, such firm has examined certain records and documents relating to the Master Servicer's performance of its servicing obligations under this Agreement and pooling and servicing and trust agreements in material respects similar to this Agreement and to each other and that, on the basis of such examination conducted substantially in compliance with the audit program for mortgages serviced for Freddie Mac or the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Master Servicer's activities have been conducted in compliance with this Agreement, or that such examination has disclosed no material items of noncompliance except for (i) such exceptions as such firm believes to be immaterial, (ii) such other exceptions as are set forth in such statement and (iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by Freddie Mac requires it to report. Copies of such statements shall be provided to any Noteholder upon request by the Master Servicer, or by the Indenture Trustee at the expense of the Master Servicer if the Master Servicer shall fail to provide such copies. If such report discloses exceptions that are material, the Master Servicer shall advise the Indenture Trustee whether such exceptions have been or are susceptible of cure, and will take prompt action to do so.

      Prior to (i) March 15, 2006 and (ii) unless and until a Form 15 Suspension Notice shall have been filed, prior to March 15 of each year thereafter, the Master Servicer shall provide the Securities Administrator with a Master Servicer Certification, together with a copy of the annual independent accountant's servicing report and annual statement of compliance of each Servicer, in each case, required to be delivered pursuant to the related
Servicing Agreement, and, if applicable, the annual independent accountant's servicing report and annual statement of compliance to be delivered by the Master Servicer pursuant to this Agreement.

      Section 3.17. Reports Filed with Securities and Exchange Commission. Within 15 days after each Payment Date, the Securities Administrator shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Form 8-K (or other comparable Form containing the same or comparable information or other information mutually agreed upon) with a copy of the statement to the Noteholders for such Payment Date as an exhibit thereto. Prior to January 30 in any year, the Securities Administrator shall, in accordance with industry standards, file a Form 15 Suspension Notice with respect to the Trust Estate, if applicable. Prior to (i) March 15, 2006 and (ii) unless and until a Form 15 Suspension Notice shall have been filed, prior to March 15 of each year thereafter, the Master Servicer shall provide the Securities Administrator with a Master Servicer Certification, together with a copy of the annual independent accountant's servicing report and annual statement of compliance of each Servicer, in each case, required to be delivered pursuant to the related Servicing Agreement, and, if applicable, the annual independent accountant's servicing report and annual statement of compliance to be delivered by the Master Servicer pursuant to Sections 3.15 and
3.16. Prior to (i) March 31, 2006, or such earlier filing date as may be required by the Commission, and (ii) unless and until a Form 15 Suspension Notice shall have been filed, March 31 of each year thereafter, or such earlier filing date as may be required by the Commission, the Securities Administrator shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust. Such Form 10-K shall include the Master Servicer Certification and other documentation provided by the Master Servicer pursuant to the second preceding sentence. The Depositor hereby grants to the Securities Administrator a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until either the earlier of (i) receipt by the Securities Administrator from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Estate. The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement and the Mortgage Loans as the Securities Administrator reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Securities Administrator shall have no responsibility to file any items other than those specified in this Section 3.17; provided, however, the Securities Administrator will cooperate with the Depositor and the Issuer in connection with any additional filings with respect to the Trust Estate as the Depositor deems necessary under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Fees and expenses incurred by the Securities Administrator in connection with this Section 3.17 shall not be reimbursable from the Trust Estate.

      Section 3.18. UCC. The Depositor shall inform the Indenture Trustee in writing of any Uniform Commercial Code financing statements that were filed on the Closing Date in connection with the Trust Estate with stamped recorded copies of such financing statements to be delivered to the Indenture Trustee promptly upon receipt by the Depositor. If directed by the Depositor in writing, the Indenture Trustee will execute any continuation statements prepared by the Depositor and deliver them as directed solely at the expense of the Depositor. The Depositor shall file any financing statements or amendments thereto required by any change in the Uniform Commercial Code.

      Section 3.19. Foreclosure Proceedings, and Optional Purchase of Delinquent and Defaulted Mortgage Loans. (a) For so long as (i) the Investor holds all of the Classes of Privately Offered Notes (other than any such Notes with respect to which a "will be debt" opinion has been rendered by nationally recognized tax counsel and furnished to the Master Servicer) and the Certificates and (ii) has not forfeited its rights set forth in Section 4.02 of the related Servicing Agreement, the Master Servicer (A) shall promptly notify the Investor of its receipt of any Foreclosure Notice and any Non-Foreclosure Notice and (B) shall promptly notify the Investor of the Fair Value Prices (as defined in the related Servicing Agreement) and related calculations of the purchase price of the Mortgage Loans determined pursuant to Section 4.02 of the related Servicing Agreement. In the event that the Investor has notified the Master Servicer in writing that the Investor no longer holds all of the Privately Offered Notes (other than any such Note with respect to which a "will be debt" opinion has been rendered by nationally recognized tax counsel and furnished to the Master Servicer) and the Certificates and the related Servicer, as applicable, has notified the Master Servicer that the Investor has forfeited its rights set forth in Section 4.02 of the related Servicing Agreement, the Master Servicer shall provide the related Servicer with an Expiration Notice indicating such event.

      Section 3.20. Monthly Advances. If the Scheduled Payment on a Mortgage Loan that was due on a related Due Date is delinquent other than as a result of application of the Relief Act and for which the related Servicer was required to make an advance pursuant to the related Servicing Agreement exceeds the amount deposited in the Master Servicer Collection Account which will be used for an advance with respect to such Mortgage Loan, the Master Servicer will deposit in the Master Servicer Collection Account not later than the related Payment Account Deposit Date immediately preceding the related Payment Date an amount equal to such deficiency, net of the Servicing Fee for such Mortgage Loan except to the extent the Master Servicer determines any such advance to be a Nonrecoverable Advance. Subject to the foregoing, the Master Servicer shall continue to make such advances through the date that the related Servicer is required to do so under the related Servicing Agreement. If the Master Servicer deems an advance to be a Nonrecoverable Advance, on the Payment Account Deposit Date, the Master Servicer shall present an Officer's Certificate to the Securities Administrator (i) stating that the Master Servicer elects not to make a Monthly Advance in a stated amount and (ii) detailing the reason it deems the advance to be a Nonrecoverable Advance.

      Section 3.21. Compensating Interest Payments. The Master Servicer shall deposit in the Master Servicer Collection Account not later than each Payment Account Deposit Date an amount equal to the lesser of (i) the sum of the aggregate amounts required to be paid by the Servicers under the related Servicing Agreement with respect to subclauses (a) and (b) of the definition of Interest Shortfalls with respect to the Mortgage Loans for the related Prepayment Period, and not so paid by the related Servicer and (ii) the Master Servicing Compensation for such Payment Date (such amount, the "Compensating Interest Payment"). The Master Servicer shall not be entitled to any reimbursement of any Compensating Interest Payment.

                                   ARTICLE IV
                                    Accounts

      Section 4.01. Protected Accounts. (a) The Master Servicer shall enforce the obligation of the Servicers to establish and maintain a Protected Account in accordance with the related Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which account shall be deposited within two (2) Business Days (or as of such other time specified in the related Servicing Agreement) of receipt, all collections of principal and interest on any Mortgage Loan and any REO Property received by the Servicers, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, and advances made from the Servicers' own funds (less servicing compensation as permitted by the related Servicing Agreement) and all other amounts to be deposited in the related Protected Account. Each Protected Account shall be an Eligible Account. Each Servicer is hereby authorized to make withdrawals from and deposits to the related Protected Account for purposes required or permitted by this Agreement. To the extent provided in the related Servicing Agreement, the Protected Account shall be held by a Designated Depository Institution and segregated on the books of such institution in the name of the Indenture Trustee for the benefit of the Noteholders.

      (b) To the extent provided in the related Servicing Agreement, amounts on deposit in the Protected Account may be invested in Permitted Investments in the name of the Indenture Trustee for the benefit of Noteholders and, except as provided in the preceding paragraph, not commingled with any other funds. Such Permitted Investments shall mature, or shall be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn for deposit in the Master Servicer Collection Account, and shall be held until required for such deposit. The income earned from Permitted Investments made pursuant to this Section 4.01 shall be paid to the related Servicer under the related Servicing Agreement, and the risk of loss of moneys required to be distributed to the Noteholders resulting from such investments shall be borne by and be the risk of the related Servicer. The related Servicer (to the extent required by the related Servicing Agreement) shall deposit the amount of any such loss in the Protected Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Payment Date on which the moneys so invested are required to be distributed to the Noteholders.

      (c) To the extent required by the related Servicing Agreement and subject to this Article IV, on or before each Servicer Remittance Date, the Servicers shall withdraw or shall cause to be withdrawn from its Protected Account and shall immediately deposit or cause to be deposited in the Master Servicer Collection Account amounts representing the following collections and payments (other than with respect to principal of or interest on the Mortgage Loans due on or before the Cut-off Date):

            (i) Scheduled Payments on the Mortgage Loans received or any related portion thereof advanced by the Servicers pursuant to the related Servicing Agreement which were due on or before the related Due Date, net of the amount thereof comprising the Servicing Fee or any fees with respect to any lender-paid primary mortgage insurance policy;

            (ii) Principal Prepayments in full and any Liquidation Proceeds received by the related Servicer with respect to the Mortgage Loans in the related Prepayment Period, with interest to the date of prepayment or liquidation, net of the amount thereof comprising the Servicing Fee;

            (iii) Principal Prepayments in part received by the Servicer for the Mortgage Loans in the related Prepayment Period; and

            (iv)  Any amount to be used as a Monthly Advance.

      (d) Withdrawals may be made from the Protected Account only to make remittances as provided in Section 4.01(c), 4.02 and 4.03; to reimburse the Master Servicer or the Servicers for Monthly Advances which have been recovered by subsequent collections from the related Mortgagor; to remove amounts deposited in error; to remove fees, charges or other such amounts deposited on a temporary basis; or to clear and terminate the account at the termination of this Agreement in accordance with Section 7.10. As provided in Sections 4.01(a) and 4.02(b) certain amounts otherwise due to the related Servicer may be retained by it and need not be deposited in the Master Servicer Collection Account.

      Section 4.02. Master Servicer Collection Account. (a) The Master Servicer shall establish and maintain in the name of the Indenture Trustee, for the benefit of the Noteholders, the Master Servicer Collection Account as a segregated trust account or accounts. The Master Servicer Collection Account may be a sub-account of the Payment Account but in any event shall be an Eligible Account. The Master Servicer will deposit in the Master Servicer Collection Account as identified by the Master Servicer and as received by the Master Servicer, the following amounts:

            (i)   Any amounts withdrawn from the Protected Account;

            (ii)  Any Monthly Advance and any Compensating Interest Payments;

            (iii) Any Insurance Proceeds or Net Liquidation Proceeds received by or on behalf of the Master Servicer or which were not deposited in the Protected Account;

            (iv) The Repurchase Price with respect to any Mortgage Loans purchased by the Seller pursuant to the Mortgage Loan Purchase Agreement or Sections 2.02 or 2.03 hereof, any amounts which are to be treated pursuant to
Section 2.04 of this Agreement as the payment of a Repurchase Price in connection with the tender of a Substitute Mortgage Loan by the Seller and the Repurchase Price with respect to any Mortgage Loans purchased by the Certificateholder pursuant to Section 3.19;

            (v) Any amounts required to be deposited by the Master Servicer with respect to losses on investments of deposits in the Master Servicer Collection Account or Payment Account; and

            (vi) Any other amounts received by or on behalf of the Master Servicer and required to be deposited in the Master Servicer Collection Account pursuant to this Agreement.

      (b) All amounts deposited to the Master Servicer Collection Account shall be held by the Master Servicer in the name of the Indenture Trustee in trust for the benefit of the

Noteholders in accordance with the terms and provisions of this Agreement and the Indenture. The requirements for crediting the Master Servicer Collection Account or the Payment Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of (i) prepayment or late payment charges or assumption, tax service, statement account or payoff, substitution, satisfaction, release and other like fees and charges and (ii) the items enumerated in Subsections 4.05(a)(i), (ii),
(iii), (iv), (vi), (vii), (viii), (ix), (x), (xi) and (xii), need not be credited by the Master Servicer or the related Servicer to the Master Servicer Collection Account or remitted by the Master Servicer or related Servicer to the Securities Administrator for deposit in the Payment Account, as applicable. In the event that the Master Servicer shall remit or cause to be remitted to the Securities Administrator for deposit to the Payment Account any amount not required to be credited thereto, the Securities Administrator, upon receipt of a written request therefor signed by a Servicing Officer of the Master Servicer, shall promptly transfer such amount to the Master Servicer, any provision herein to the contrary notwithstanding.

      (c) The amount at any time credited to the Master Servicer Collection Account may be invested, in the name of the Indenture Trustee, or its nominee, for the benefit of the Noteholders, in Permitted Investments as directed by Master Servicer. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Payment Account Deposit Date. Any and all investment earnings on amounts on deposit in the Master Servicer Collection Account from time to time shall be for the account of the Master Servicer. The Master Servicer from time to time shall be permitted to withdraw or receive distribution of any and all investment earnings from the Master Servicer Collection Account. The risk of loss of moneys required to be distributed to the Noteholders resulting from such investments shall be borne by and be the risk of the Master Servicer. The Master Servicer shall deposit the amount of any such loss in the Master Servicer Collection Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Payment Date on which the moneys so invested are required to be distributed to the Noteholders.

      The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any reimbursement from the Master Servicer Collection Account pursuant to subclauses
(i) through (iv) of Section 3.25 of the Indenture or with respect to any such amounts which would have been covered by such subclauses had the amounts not been retained by the Master Servicer without being remitted to the Securities Administrator for deposit in the Payment Account under Section 4.03 of this Agreement.

      Section 4.03. Permitted Withdrawals and Transfers from the Master Servicer Collection Account. (a) The Master Servicer will, from time to time on demand of the related Servicer or the Securities Administrator, make or cause to be made such withdrawals or transfers from the Master Servicer Collection Account as the Master Servicer has designated for such transfer or withdrawal pursuant to this Agreement and the Servicing Agreement. The Master Servicer may clear and terminate the Master Servicer Collection Account pursuant to Section 7.10 and remove amounts from time to time deposited in error.

      (b) On an ongoing basis, the Master Servicer shall withdraw from the Master Servicer Collection Account (i) any expenses, costs and liabilities recoverable by the Master Servicer or the Securities Administrator pursuant to Sections 3.02 and 5.04 hereof and Section 6.07 of the Indenture and (ii) any amounts payable to the Master Servicer as set forth in Section 3.13; provided however, that the Master Servicer shall be obligated to pay from its own funds any amounts which it is required to pay under Section 5.03(a).

      (c) In addition, on or before each Payment Account Deposit Date, the Master Servicer shall deposit in the Payment Account any Monthly Advances required to be made by the Master Servicer with respect to the Mortgage Loans.

      (d) No later than 3:00 p.m. New York time on each Payment Account Deposit Date, the Master Servicer will transfer all Available Funds on deposit in the Master Servicer Collection Account with respect to the related Payment Date to the Securities Administrator for deposit in the Payment Account.

      Section 4.04. Payment Account. (a) The Securities Administrator shall establish and maintain in the name of the Indenture Trustee, for the benefit of the Noteholders, the Payment Account as a segregated trust account or accounts.

      (b) All amounts deposited to the Payment Account shall be held by the Securities Administrator in the name of the Indenture Trustee in trust for the benefit of the Noteholders in accordance with the terms and provisions of this Agreement.

      (c) The Payment Account shall constitute a non-interest bearing trust account of the Trust Estate segregated on the books of the Securities Administrator and held by the Securities Administrator in trust, and the Payment Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Securities Administrator (whether made directly, or indirectly through a liquidator or receiver of the Securities Administrator). The Payment Account shall be an Eligible Account.

      (d) The amount at any time credited to the Payment Account shall be (i) held in cash or (ii) invested, in the name of the Indenture Trustee, for the benefit of the Noteholders, but only in Permitted Investments as directed by Master Servicer. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Payment Date if the obligor for such Permitted Investment is the Securities Administrator, or if such obligor is any other Person, the Business Day preceding such Payment Date. All investment earnings on amounts on deposit in the Payment Account or benefit from funds uninvested therein from time to time shall be for the account of the Master Servicer. The Securities Administrator shall remit all investment earnings from the Payment Account to the Master Servicer on each Payment Date. If there is any loss on a Permitted Investment, the Master Servicer shall remit the amount of the loss to the Securities Administrator who shall deposit such amount in the Payment Account.

      (e) The Securities Administrator or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Securities Administrator's economic self-interest for (i) servicing as investment advisor, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. Such compensation shall not be considered an amount that is reimbursable or payable pursuant to Section 4.05.

      Section 4.05. Permitted Withdrawals and Transfers from the Payment Account. (a) The Securities Administrator will, from time to time on demand of the Master Servicer, make or cause to be made such withdrawals or transfers from the Payment Account as the Master Servicer has designated for such transfer or withdrawal pursuant to this Agreement and the related Servicing Agreement or as the Securities Administrator has instructed hereunder for the following purposes (limited in the case of amounts due the Master Servicer to those not withdrawn from the Master Servicer Collection Account as certified by the Securities Administrator in accordance with the terms of this Agreement but not in any order of priority):

            (i) to reimburse the Master Servicer or the related Servicer for any Monthly Advance of its own funds, the right of the Master Servicer or the related Servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Monthly Advance was made;

            (ii) to reimburse the Master Servicer or the related Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or such Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

            (iii) to reimburse the Master Servicer or the related  Servicer from
Insurance Proceeds relating to a particular Mortgage Loan for insured expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or the related Servicer from Liquidation Proceeds from a particular Mortgage Loan for Liquidation Expenses incurred with respect to such Mortgage Loan; provided that the Master Servicer shall not be entitled to reimbursement for Liquidation Expenses with respect to a Mortgage Loan to the extent that (i) any amounts with respect to such Mortgage Loan were paid as Excess Liquidation Proceeds pursuant to clause (viii) of this Subsection 4.05 (a) to the Master Servicer; and (ii) such Liquidation Expenses were not included in the computation of such Excess Liquidation Proceeds;

            (iv) to reimburse the Master Servicer or the related Servicer for advances of funds (other than Monthly Advances) made with respect to the Mortgage Loans, and the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such advances were made;

            (v) to reimburse the Master Servicer or the related Servicer for any Monthly Advance or advance, after a Realized Loss has been allocated with respect to the related Mortgage Loan if the Monthly Advance or advance has not been reimbursed pursuant to clauses (i) and (iv);

            (vi) to pay the Master Servicer as set forth in Section 3.13; provided however, that the Master Servicer shall be obligated to pay from its own funds any amounts which it is required to pay under Section 5.03;

            (vii) to reimburse the Master Servicer for expenses, costs and liabilities incurred by and reimbursable to it pursuant to Sections 3.02, 5.04(c) and (d), to the extent that the Master Servicer has not already reimbursed itself for such amounts from the Master Servicer Collection Account;

            (viii)to pay to the Master Servicer, as additional servicing compensation, any Excess Liquidation Proceeds to the extent not retained by the related Servicer;

            (ix) to reimburse or pay the related Servicer any such amounts as are due thereto under the related Servicing Agreement and have not been retained by or paid to the related Servicer, to the extent provided in the related Servicing Agreement;

            (x) to reimburse or pay the Indenture Trustee, the Owner Trustee and the Securities Administrator any amounts due or expenses, costs and liabilities incurred by or reimbursable to it pursuant to this Agreement, the Indenture and the Trust Agreement, to the extent such amounts have not already been previously paid or reimbursed to such party from the Master Servicer Collection Account;

            (xi)  to remove amounts deposited in error; and

            (xii) to clear and terminate the Payment Account pursuant to Section 7.10.

      (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any reimbursement from the Payment Account pursuant to subclauses (i) through (iv) or with respect to any such amounts which would have been covered by such subclauses had the amounts not been retained by the Master Servicer without being deposited in the Payment Account under Section 4.02(b).

      (c) On each Payment Date, pursuant to Section 3.03 of the Indenture, the Securities Administrator shall distribute the Available Funds to the extent on deposit in the Payment Account to the Holders of the Notes, in accordance with
Section 3.03 of the Indenture.

                                   ARTICLE V
                               The Master Servicer

      Section 5.01. Liabilities of the Master Servicer. The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein.

      Section 5.02. Merger or Consolidation of the Master Servicer.

      (a) The Master Servicer will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Notes or any of the Mortgage Loans and to perform its duties under this Agreement.

      (b) Any Person into which the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer hereunder, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      Section 5.03. Indemnification of the Indenture Trustee, Owner Trustee, the Master Servicer and the Securities Administrator. The Master Servicer agrees to indemnify the Indenture Trustee, Owner Trustee and Securities Administrator (each an "Indemnified Person") for, and to hold them harmless against, any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement, the Indenture, the Servicing Agreements, the Assignment Agreements or the Notes or the powers of attorney delivered by the Indenture Trustee hereunder (i) related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or (ii) incurred by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), the Indemnified Person shall have given the Master Servicer and the Depositor written notice thereof promptly after such Indemnified Person shall have with respect to such claim or legal action knowledge thereof. The Master Servicer's failure to receive any such notice shall not affect an Indemnified Persons' right to indemnification hereunder, except to the extent the Master Servicer is materially prejudiced by such failure to give notice. This indemnity shall survive the resignation or removal of the Indenture Trustee, Owner Trustee, Master Servicer and the Securities Administrator and the termination of this Agreement. The Seller agrees to indemnify the Owner Trustee for any loss, liability or expense for which the Depositor is required to indemnify the Owner Trustee pursuant to Section 7.02 of the Trust Agreement, other than (x) any loss liability or expense required to be covered by the Master Servicer pursuant to this

Section 5.03 (y) and any loss, liability or expense already paid by the Depositor in accordance with Section 7.02 of the Trust Agreement.

      Section 5.04. Limitations on Liability of the Master Servicer and Others. Subject to the obligation of the Master Servicer to indemnify the Indemnified Persons pursuant to Section 5.03:

      (a) Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Indemnified Persons, the Depositor, the Trust Estate or the Noteholders for taking any action or for refraining from taking any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of such Person's willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

      (b) The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

      (c) The Master Servicer and any director, officer, employee or agent of the Master Servicer and the Indenture Trustee, to the extent it becomes a party to the Wells Fargo Servicing Agreement pursuant to Section 3.03, and any officer, director, employee or agent of the Indenture Trustee, shall be indemnified by the Trust Estate and held harmless thereby against any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or related to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement, the Indenture, the Notes or the related Servicing Agreement (except to the extent that the Master Servicer or the Indenture Trustee, as the case may be, is indemnified by the related Servicer thereunder), other than (i) any such loss, liability or expense related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement), or (ii) any such loss, liability or expense incurred by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

      (d) The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this Agreement and that in its opinion may involve it in any expense or liability; provided, however, the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement or the Indenture and the rights and duties of the parties hereto and the interests of the Noteholders hereunder and thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Master Servicer shall be entitled to be reimbursed therefor out of the Master Servicer Collection Account as provided by Section 4.03. Nothing in this Subsection 5.04(d) shall affect the Master Servicer's obligation to supervise, or to take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans pursuant to Subsection 3.01(a).

      (e) In taking or recommending any course of action pursuant to this Agreement, unless specifically required to do so pursuant to this Agreement, the Master Servicer shall not be required to investigate or make recommendations concerning potential liabilities which the Trust Estate might incur as a result of such course of action by reason of the condition of the Mortgaged Properties but shall give written notice to the Indenture Trustee if it has notice of such potential liabilities.

      (f) The Master Servicer shall not be liable for any acts or omissions of a Servicer, with the exception of Wells Fargo, except as otherwise expressly provided herein.

      (g) It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Trust and (iii) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or the other Transaction Documents.

      Section 5.05. Master Servicer Not to Resign. Except as provided in Section 5.07, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination that any such duties hereunder are no longer permissible under applicable law and such impermissibility cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel addressed to the Indenture Trustee and the Issuer to such effect delivered to the Indenture Trustee and the Issuer. No such resignation by the Master Servicer shall become effective until the Company or the Indenture Trustee or a successor to the Master Servicer reasonably satisfactory to the Indenture Trustee and Company shall have assumed the responsibilities and obligations of the Master Servicer in accordance with
Section 6.02 hereof. The Indenture Trustee shall notify the Rating Agencies of the resignation of the Master Servicer. Any resignation of the Master Servicer shall result in the automatic resignation of the Securities Administrator.

      Section 5.06. Successor Master Servicer. In connection with the appointment of any successor master servicer or the assumption of the duties of the Master Servicer, the Company or the Indenture Trustee may make such arrangements for the compensation of such successor master servicer out of payments on the Mortgage Loans as the Company or the Indenture Trustee and such successor master servicer shall agree. If the successor master servicer does not agree that such market value is a fair price, such successor master servicer shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. Notwithstanding the foregoing, the compensation payable to a successor master servicer may not exceed the compensation which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act as Master Servicer hereunder.

      Section 5.07. Sale and Assignment of Master Servicing. The Master Servicer may sell and assign its rights and delegate its duties and obligations in its entirety as Master Servicer under this Agreement and the Company may terminate the Master Servicer without cause and select a new Master Servicer; provided, however, that: (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $10,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (c) shall be reasonably satisfactory to the Indenture Trustee and Company (as evidenced in a writing signed by the Indenture Trustee and Company); and (d) shall execute and deliver to the Indenture Trustee an agreement, in form and substance reasonably satisfactory to the Issuer and the Indenture Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency's rating of the Notes in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer, the Issuer and the Indenture Trustee; (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Issuer and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel addressed to the Issuer and the Indenture Trustee, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement; and (iv) in the event the Master Servicer is terminated without cause by the Company, the Company shall pay the terminated Master Servicer a termination fee equal to 0.25% of the aggregate Scheduled Principal Balance of the Mortgage Loans at the time the master servicing of the Mortgage Loans is transferred to the successor Master Servicer. No such assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.

                                   ARTICLE VI
                                     Default

      Section 6.01. Master Servicer Events of Default. "Master Servicer Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Master Servicer Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and only with respect to the defaulting Master Servicer:

            (i) The Master Servicer fails to cause to be deposited in the Payment Account any amount so required to be deposited pursuant to this Agreement (other than a Monthly Advance), and such failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer; or

            (ii) The Master Servicer fails to observe or perform in any material respect any other material covenants and agreements set forth in this Agreement to be performed by it, which covenants and agreements materially affect the rights of Noteholders, and such failure continues unremedied for a period of 60 days after the date on which written notice of such failure, properly requiring the same to be remedied, shall have been given to the Master Servicer by the Indenture Trustee or to the Master Servicer and the Indenture Trustee by the Holders of Notes aggregating at least 25% of the Note Principal Balance of the Notes; or

            (iii) There is entered against the Master Servicer a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order is unstayed and in effect for a period of 60 consecutive days, or an involuntary case is commenced against the Master Servicer under any applicable insolvency or reorganization statute and the petition is not dismissed within 60 days after the commencement of the case; or

            (iv) The Master Servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or substantially all of its property; or the Master Servicer admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations;

            (v) The Master Servicer assigns or delegates its duties or rights under this Agreement in contravention of the provisions permitting such assignment or delegation under Sections 5.05 or 5.07; or

            (vi) The Master Servicer fails to deposit, or cause to be deposited, in the Payment Account any Monthly Advance (other than a Nonrecoverable Advance) by 5:00 p.m. New York City time on the Payment Account Deposit Date.

In each and every such case, so long as such Master Servicer Event of Default with respect to the Master Servicer shall not have been remedied, either the Indenture Trustee or the Holders of Notes aggregating at least 51% of the Note Principal Balance of the Notes, by notice in writing to the Master Servicer (and to the Indenture Trustee if given by such Noteholders), with a copy to the Rating Agencies, and with the consent of the Company, may terminate all of the rights and obligations (but not the liabilities) of the Master Servicer under this Agreement and in and to the Mortgage Loans and/or the REO Property serviced by the Master Servicer and the proceeds thereof. Upon the receipt by the Master Servicer of the written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Notes, the Mortgage Loans, REO Property or under any other related agreements (but only to the extent that such other agreements relate to the Mortgage Loans or related REO Property) shall, subject to Section 6.02, automatically and without further action pass to and be vested in the Indenture Trustee pursuant to this Section 6.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the Master Servicer's rights and obligations hereunder, including, without limitation, the transfer to the Indenture Trustee of (i) the property and amounts which are then or should be part of the Trust Estate or which thereafter become part of the Trust Estate; and (ii) originals or copies of all documents of the Master Servicer reasonably requested by the Indenture Trustee to enable it to assume the Master Servicer's duties thereunder. In addition to any other amounts which are then, or, notwithstanding the termination of its activities under this Agreement, may become payable to the Master Servicer under this Agreement, the Master Servicer shall be entitled to receive, out of any amount received on account of a Mortgage Loan or related REO Property, that portion of such payments which it would have received as reimbursement under this Agreement if notice of termination had not been given. The termination of the rights and obligations of the Master Servicer shall not affect any obligations incurred by the Master Servicer prior to such termination.

      Notwithstanding the foregoing,  if an Event of Default described in clause
(vi) of this Section 6.01 shall occur of which a Responsible Officer of the Indenture Trustee has received written notice or has actual knowledge, the Indenture Trustee shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately terminate all of the rights and obligations of the Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Noteholder or to reimbursement of Monthly Advances and other advances of its own funds, and the Indenture Trustee shall thereupon become the successor Master Servicer as provided in
Section 6.02 and carry out the duties of the Master Servicer, including the obligation to make any Monthly Advance the nonpayment of which was an Event of Default described in clause (vi) of this Section 6.01. Any such action taken by the Indenture Trustee must be prior to the distribution on the relevant Payment Date.

      Section 6.02. Indenture Trustee to Act; Appointment of Successor. (a) Upon the receipt by the Master Servicer of a notice of termination pursuant to
Section 6.01 or an Opinion of Counsel pursuant to Section 5.05 to the effect that the Master Servicer is legally unable to act or to delegate its duties to a Person which is legally able to act, the Indenture Trustee shall automatically become the successor in all respects to the Master Servicer in its capacity under this Agreement and the transactions set forth or provided for herein and shall thereafter be subject to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof; provided, however, that the Seller shall have the right to either (a) immediately assume the duties of the Master Servicer or (b) select a successor Master Servicer; provided further, however, that the Indenture Trustee shall have no obligation whatsoever with respect to any liability (including advances deemed recoverable and not previously made with respect to the relevant Payment Date giving rise to the Master Servicer Event of Default which shall be made by such successor Master Servicer) incurred by the Master Servicer at or prior to the time of termination. As compensation therefor, but subject to Section 5.06, the Indenture Trustee shall be entitled to compensation which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act hereunder, except for those amounts due the Master Servicer as reimbursement permitted under this Agreement for advances previously made or expenses previously incurred. Notwithstanding the above, the Indenture Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution which is a Fannie Mae- or Freddie Mac-approved servicer, and with respect to a successor to the Master Servicer only, having a net worth of not less than $10,000,000, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, that the Indenture Trustee shall obtain a letter from each Rating Agency that the ratings, if any, on each of the Notes will not be lowered as a result of the selection of the successor to the Master Servicer. Pending appointment of a successor to the Master Servicer hereunder, the Indenture Trustee shall be the successor and act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that the provisions of Section 5.06 shall apply, the compensation shall not be in excess of that which the Master Servicer would have been entitled to if the Master Servicer had continued to act hereunder, and that such successor shall undertake and assume the obligations of the Master Servicer to pay compensation to any third Person acting as an agent or independent contractor in the performance of master servicing responsibilities hereunder. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

      (b) If the Indenture Trustee shall succeed to any duties of the Master Servicer respecting the Mortgage Loans as provided herein, it shall do so in a separate capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of Article VI of the Indenture shall be inapplicable to the Indenture Trustee in its duties as the successor to the Master Servicer in the servicing of the Mortgage Loans (although such provisions shall continue to apply to the Indenture Trustee in its capacity as Indenture Trustee); the provisions of Article V, however, shall apply to it in its capacity as successor master servicer.

      Section 6.03. Notification to Noteholders. Upon any termination or appointment of a successor to the Master Servicer, the Indenture Trustee shall give prompt written notice thereof to Noteholders at their respective addresses appearing in the Note Register and to the Rating Agencies.

      Section 6.04. Waiver of Defaults. The Indenture Trustee shall transmit by mail to all Noteholders, within 60 days after the occurrence of any Master Servicer Event of Default of which a Responsible Officer of the Indenture Trustee received written notice or has actual knowledge, unless such Master Servicer Event of Default shall have been cured, notice of each such Master Servicer Event of Default. The Holders of Notes aggregating at least 51% of the Note Principal Balance of the Notes may, on behalf of all Noteholders, waive any default by the Master Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made any required distribution on the Notes, which default may only be waived by Holders of Notes aggregating 100% of the Note Principal Balance of the Notes. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Master Servicer Event of Default arising therefrom shall be deemed to have been timely remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The Indenture Trustee shall give notice of any such waiver to the Rating Agencies.

                                  ARTICLE VII
                            Miscellaneous Provisions

      Section 7.01. Amendment. (a) This Agreement may be amended from time to time by the Issuer, the Company, the Depositor, the Master Servicer, the Securities Administrator and the Indenture Trustee, without notice to or the consent of any of the Noteholders, to cure any ambiguity, to correct or supplement any provisions herein or therein that may be defective or inconsistent with any other provisions herein or therein, to comply with any changes in the Code or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, addressed to the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder.

      (b) This Agreement may also be amended from time to time by the Issuer, the Company, the Master Servicer, the Depositor, the Securities Administrator and the Indenture Trustee, with the consent of the Holders of Notes aggregating at least 51% of Note Principal Balance of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Note without the consent of the Holder of such Note or (ii) reduce the aforesaid percentage of Notes the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Notes then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 7.01(b), Notes registered in the name of or held for the benefit of the Issuer, the Depositor, the Securities Administrator, the Master Servicer, or the Indenture Trustee or any Affiliate thereof shall be entitled to vote their Percentage Interests with respect to matters affecting such Notes.

      (c) Promptly after the execution of any such amendment, the Indenture Trustee shall furnish a copy of such amendment or written notification of the substance of such amendment to each Noteholder, with a copy to the Rating Agencies.

      (d) In the case of an amendment under Subsection 7.01(b) above, it shall not be necessary for the Noteholders to approve the particular form of such an amendment. Rather, it shall be sufficient if the Noteholders approve the substance of the amendment. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable regulations as the Indenture Trustee may prescribe.

      (e) Prior to the execution of any amendment to this Agreement, the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel addressed to the Indenture Trustee stating that the execution of such amendment is authorized or permitted by this Agreement. The Indenture Trustee, the Master Servicer and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects its own respective rights, duties or immunities under this Agreement.

      Section 7.02. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Depositor shall effect such recordation, at the expense of the Trust Estate upon the request in writing of a Noteholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Noteholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Noteholders or is required by law.

      Section 7.03. Governing Law. THIS AGREEMENT AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, WHICH THE PARTIES HERETO EXPRESSLY RELY UPON IN THE CHOICE OF SUCH LAW AS THE GOVERNING LAW HEREUNDER) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 7.04. Notices. All demands and notices hereunder shall be in writing and shall be deemed given when delivered at (including delivery by facsimile) or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, to (i) in the case of the Depositor, 4 World Financial Center, 10th Floor, New York, New York 10281, or to such other address as may hereafter be furnished to the other parties hereto in writing; (ii) in the case of the Indenture Trustee, at the Corporate Trust Office or such other address as may hereafter be furnished to the other parties hereto in writing; (iii) in the case of the Company, 4 World Financial Center, 10th Floor, New York, New York 10281, or to such other address as may hereafter be furnished to the other parties hereto in writing; (iv) in the case of the Master Servicer or Securities Administrator, Wells Fargo Bank, N.A., P.O. Box 98, Columbia Maryland 21046 (or, in the case of overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045) (Attention: Corporate Trust Services - Merrill Lynch Mortgage Investors Trust, Series 2005-2), facsimile no.: (410) 715-2380, or such other address as may hereafter be furnished to the other parties hereto in writing; or (v) in the case of the Issuer, to Merrill Lynch Mortgage Investors Trust, Series 2005-2 c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001,
Attention: Corporate Trust Administrator, or such other address as may hereafter be furnished to the other parties hereto in writing; (vi) in the case of the Owner Trustee, to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administrator; or such other address as may hereafter be furnished to the other parties hereto in writing; and (vii) in the case of the Rating Agencies, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041 and Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007. Any notice delivered to the Depositor, the Master Servicer, the Securities Administrator, the Indenture Trustee, the Issuer or the Owner Trustee under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Noteholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Noteholder receives such notice.

      Section 7.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severed from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or the rights of the Noteholders thereof.

      Section 7.06. Successors and Assigns. The provisions of this Agreement shall be binding upon the parties hereto, the Noteholders and their respective successors and assigns. The Indenture Trustee shall have the right to exercise all rights of the Issuer under this Agreement.

      Section 7.07. Article and Section Headings. The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

      Section 7.08. Counterparts. This Agreement may be executed in two or more counterparts each of which when so executed and delivered shall be an original but all of which together shall constitute one and the same instrument.

      Section 7.09. Notice to Rating Agencies. The Indenture Trustee shall promptly provide notice to each Rating Agency with respect to each of the following of which a Responsible Officer of the Indenture Trustee has actual knowledge or written notice:

            a)    Any material change or amendment to this Agreement;

            b) The occurrence of any Master Servicer Event of Default that has not been cured;

            c) The resignation or termination of the Master Servicer, the Indenture Trustee or the Securities Administrator; and

            d) Any change in the location of the Master Servicer Collection Account.

      Section 7.10. Termination. The respective obligations and responsibilities of the parties hereto created hereby shall terminate upon the satisfaction and discharge of the Indenture pursuant to Section 4.10 thereof and, if applicable, the optional redemption of the Notes pursuant to Section 8.07 thereof. In the event that this Agreement is terminated by reason of the payment or liquidation of all Mortgage Loans or the disposition of all property acquired with respect to all Mortgage Loans under this Section, the Master Servicer shall deliver to the Securities Administrator for deposit in the Payment Account all distributable amounts remaining in the Master Servicer Collection Account. Upon the presentation and surrender of the Notes, the Securities Administrator shall distribute to the remaining Noteholders, in accordance with their respective interests, all distributable amounts remaining in the Payment Account. Upon deposit by the Master Servicer of such distributable amounts, and following such final Payment Date, the Indenture Trustee shall, or shall cause the Custodian to, release promptly to the Issuer or its designee the Mortgage Files for the remaining Mortgage Loans, and the Master Servicer Collection Account and the Payment Account shall terminate, subject to the Securities Administrator's obligation to hold any amounts payable to the Noteholders in trust without interest pending final distributions pursuant to the Indenture.

      Section 7.11. No Petition. Each party to this Agreement (and with respect to Wells Fargo, solely in its capacities as Master Servicer and Securities Administrator and not in its individual or corporate capacity) by entering into this Agreement, hereby covenants and agrees that it will not at any time institute against the Issuer, or join in any institution against the Issuer, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations of the Issuer. This section shall survive the termination of this Agreement by one year.

      Section 7.12. No Recourse. The Master Servicer acknowledges that no recourse may be had against the Issuer, except as may be expressly set forth in this Agreement.

      Section 7.13. Additional Terms Regarding Indenture. The Indenture Trustee shall have only such duties and obligations under this Agreement as are expressly set forth herein, and no implied duties on its part shall be read into this Agreement. In entering into and acting under this Agreement, the Indenture Trustee shall be entitled to all of the rights, immunities, indemnities and other protections set forth in Article VI of the Indenture.

      IN WITNESS WHEREOF, the Depositor, the Issuer, the Company, the Indenture Trustee, the Master Servicer and the Securities Administrator have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                     MERRILL LYNCH MORTGAGE INVESTORS,
                                     INC., as Depositor

                                     By: /S/ Tom Saywell
                                         ---------------------------------------
                                     Name:  Tom Saywell
                                     Title: Authorized Signatory

                                     MERRILL LYNCH MORTGAGE INVESTORS
                                     TRUST, SERIES 2005-2, as Issuer

                                     By:  WILMINGTON TRUST COMPANY,
                                     but solely as Owner Trustee

                                     By: /S/ Anita E. Dallago
                                         ---------------------------------------
                                     Name:  Anita E. Dallago
                                     Title: Senior Financial Services Officer

                                     HSBC BANK USA, NATIONAL
                                     ASSOCIATION, as Indenture Trustee

                                     By: /S/ Susie Moy
                                         ---------------------------------------
                                     Name:  Susie Moy
                                     Title: Vice President

                                     MERRILL LYNCH MORTGAGE LENDING,
                                     INC., as Seller and Company

                                     By: /S/ Brian Brennan
                                         ---------------------------------------
                                     Name:  Brian Brennan
                                     Title: Authorized Signatory

                                     WELLS FARGO BANK, N.A., as Master
                                     Servicer

                                     By: /S/ Peter J. Masterman
                                         ---------------------------------------
                                     Name:  Peter J. Masterman
                                     Title: Vice President

                                     WELLS FARGO BANK, N.A., as Securities
                                     Administrator

                                     By: /S/ Peter J. Masterman
                                         ---------------------------------------
                                     Name:  Peter J. Masterman
                                     Title: Vice President

STATE OF NEW YORK    )
                     )  ss.:
COUNTY OF NEW YORK   )

      On the 31st day of August, 2005 before me, a notary public in and for said State, personally appeared Tom Saywell, known to me to be a(n) Authorized Signatory of Merrill Lynch Mortgage Investors, Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                         /S/ Brahm Pillai
                                         ---------------------------------------
                                         Notary Public

[Notarial Seal]

STATE OF DELAWARE   )
                    )  ss.:
COUNTY OF HOWARD    )

      On the 31st day of August, 2005 before me, a notary public in and for said State, personally appeared Anita Dallago, known to me to be a(n) Senior Financial Services Officer of Wilmington Trust Company, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                         /S/ Joann A. Rozell
                                         ---------------------------------------
                                         Notary Public

[Notarial Seal]

STATE OF NEW YORK    )
                     )  ss.:
COUNTY OF NEW YORK   )

      On the 31st day of August, 2005 before me, a notary public in and for said State, personally appeared Susie Moy, known to me to be a(n) Vice President of HSBC Bank USA, National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                         /S/ Ecliff Jackman
                                         ---------------------------------------
                                         Notary Public

[Notarial Seal]

STATE OF MARYLAND   )
                    )  ss.:
COUNTY OF HOWARD    )

      On the 31st day of August, 2005 before me, a notary public in and for said State, personally appeared Peter Masterman, known to me to be a(n) Vice President of Wells Fargo Bank, N.A., the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                         /S/ Graham M. Oglesby
                                         ---------------------------------------
                                         Notary Public

[Notarial Seal]

STATE OF MARYLAND   )
                    )  ss.:
COUNTY OF HOWARD    )

      On the 31st day of August, 2005 before me, a notary public in and for said State, personally appeared Peter Masterman known to me to be a(n) Vice President of Wells Fargo Bank, N.A., the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                         /S/ Graham M. Oglesby
                                         ---------------------------------------
                                         Notary Public

[Notarial Seal]

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                             [PROVIDED UPON REQUEST]

                                    EXHIBIT B

                        REQUEST FOR RELEASE OF DOCUMENTS

To:   HSBC Bank USA, National Association
      Corporate Trust & Loan Agency
      452 Fifth Avenue
      New York, New York 10018

      Wells Fargo Bank, N.A. (the "Custodian")
      1015 10th Avenue SE
      Minneapolis, MN 55414
      Attn: Inventory Control

RE: Sale and Servicing Agreement, dated as of August 31, 2005 (the "Sale and Servicing Agreement"), among Merrill Lynch Mortgage Investors Trust, Series 2005-2 as Issuer, Merrill Lynch Mortgage Investors, Inc., as Depositor, HSBC Bank USA, National Association, as Indenture Trustee, Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer and Merrill Lynch Mortgage Lending, Inc. , as Seller and Company.

      In connection with the administration of the Mortgage Loans held by the Custodian for the benefit of the Indenture Trustee pursuant to the above-captioned Sale and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

      This release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Insurance Policies.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

_____   1.   Mortgage, or if applicable California Mortgage Loan, Paid in Full and proceeds have been deposited into the Payment Account

_____   2.   Foreclosure

_____   3.   Substitution

_____   4.   Other Liquidation

_____   5.   Nonliquidation                      Reason: ____________________

                                                 By: _______________________

                                                        (authorized signer)

                                                 Issuer:____________________
                                                 Address:___________________
                                                 Date:______________________

                                   EXHIBIT C-1

                         WELLS FARGO SERVICING AGREEMENT

                             [Provided Upon Request]


                                      C-1-1

                                   EXHIBIT C-2

                             PHH SERVICING AGREEMENT

                             [Provided Upon Request]


                                      C-2-1

                                   EXHIBIT D-1

                        WELLS FARGO ASSIGNMENT AGREEMENT

                             [Provided Upon Request]


                                      D-1-1

                                   EXHIBIT D-2

                            PHH ASSIGNMENT AGREEMENT

                             [Provided Upon Request]


                                      D-2-1

                                    EXHIBIT E

                        MORTGAGE LOAN PURCHASE AGREEMENT

            MORTGAGE LOAN PURCHASE AGREEMENT, dated as of August 31, 2005, as amended and supplemented by any and all amendments hereto (collectively, the "Agreement"), by and between MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation (the "Mortgage Loan Seller") and MERRILL LYNCH MORTGAGE INVESTORS, INC., a Delaware corporation (the "Purchaser").

            Upon the terms and subject to the conditions of this Agreement, the Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase, certain conventional, first lien mortgage loans secured primarily by one- to four-family residential properties and individual condominium units (collectively, the "Mortgage Loans") as described herein. The Purchaser has established Merrill Lynch Mortgage Investors Trust, Series 2005-2, a Delaware statutory trust (the "Issuer") pursuant to a Short Form Trust Agreement, dated as of August 19, 2005, as amended and restated on August 31, 2005 (the "Trust Agreement"), among the Purchaser, Wilmington Trust Company (the "Owner Trustee") and Wells Fargo Bank, N.A. (the "Securities Administrator"). The Purchaser intends to sell the Mortgage Loans to the Issuer pursuant to a Sale and Servicing Agreement, dated as of August 31, 2005 (the "Sale and Servicing Agreement") among the Purchaser, the Issuer, the Mortgage Loan Seller, HSBC Bank USA, National Association, as indenture trustee (the "Indenture Trustee") and Wells Fargo Bank, N.A. as securities administrator (in such capacity, the "Securities Administrator") and as master servicer (in such capacity, the "Master Servicer"). The Issuer, pursuant to an Indenture, dated as of August 31, 2005 (the "Indenture") among the Issuer, the Indenture Trustee and the Securities Administrator intends to pledge the Mortgage Loans to the Indenture Trustee and, issue and transfer to the Purchaser the Merrill Lynch Mortgage Investors Trust, Series 2005-2, Mortgage-Backed Notes, Series MLCC 2005-2 and the Certificates issued pursuant to the Trust Agreement (the "Certificates").
The Certificates will be transferred by the Purchaser to the Mortgage Loan Seller as partial consideration for the sale of the Mortgage Loans. The Master Servicer will master service the Mortgage Loans on behalf of the Issuer pursuant to the Sale and Servicing Agreement. The servicing of the Mortgage Loans will be provided by Wells Fargo Bank, N.A. and PHH Mortgage Corporation pursuant to its related servicing agreement as specified in Appendix A to the Indenture which (other than with respect to certain rights of the Mortgage Loan Seller against the related servicer) will be assigned to the Issuer on the Closing Date pursuant to the related Assignment Agreement. The representations and warranties made by the related Underlying Seller and the remedies for breach thereof will be assigned to the Issuer on the Closing Date pursuant to, and to the extent provided in the related Assignment Agreement.

            The Purchaser has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Number 333-127233) relating to its Mortgage-Backed Notes and the offering of certain series thereof (including certain classes of the Notes) from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Securities Act"). Such registration statement, when it became effective under the Securities Act, and the prospectus relating to the public offering of certain classes of the Notes by the Purchaser (the "Public Offering"), as from time to time each is amended or supplemented pursuant to the

Securities Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus," respectively. The "Prospectus Supplement" shall mean that supplement, dated August 31, 2005 to the Prospectus, dated August 26, 2005, relating to certain classes of the Notes. With respect to the Public Offering of certain classes of the Notes, the Purchaser and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") have entered into a terms agreement dated as of August 31, 2005 to an underwriting agreement dated August 31, 2005, between the Purchaser and Merrill Lynch (collectively, the "Underwriting Agreement").

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

            SECTION 1. Definitions. Certain terms are defined herein. Capitalized terms used herein but not defined herein shall have the meanings specified in Appendix A to the Indenture. The following other terms are defined as follows:

            Additional Collateral: (i) With respect to any Mortgage 100(SM) Loan, the Securities Account and the financial assets held therein subject to a security interest pursuant to the related Mortgage 100(SM) Pledge Agreement, or
(ii) with respect to any Parent Power(R) Mortgage Loan, the related Parent Power(R) Agreement

            Additional   Collateral   Mortgage  Loan:  Each  Mortgage  Loan,  as
identified on the Mortgage Loan Schedule, as to which Additional Collateral was required to be provided at the closing thereof

            Adjustable Rate Mortgage Loan: An Adjustable Rate Mortgage Loan purchased pursuant to this Agreement.

            Agreement: This Master Mortgage Loan Purchase Agreement including all exhibits hereto, amendments hereof and supplements hereto.

            Closing Date: August 31, 2005.

            Control Agreement: With respect to each Mortgage 100(SM) Loan, the Merrill Lynch Pledged Collateral Account Control Agreement between the Guarantor or Mortgagor, as applicable, the Mortgage Loan Seller and Merrill Lynch, Pierce, Fenner & Smith Incorporated, pursuant to which the Guarantor or Mortgagor, as applicable, has granted a security interest to the Mortgage Loan Seller in a Securities Account.

            Co-op Lease: With respect to a Co-op Loan, the lease with respect to a dwelling unit occupied by the Mortgagor and relating to the stock allocated to the related dwelling unit.

            Co-op Loan: A Mortgage Loan secured by the pledge of stock allocated to a dwelling unit in a residential cooperative housing corporation and a collateral assignment of the related Co-op Lease.

            Co-op Stock: With respect to a Co-op Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related residential cooperative housing corporation.


                                      D-2-2

            Cut-off Date: August 1, 2005.

            Cut-off Date Balance: $1,220,525,429.03.

            Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Substitute Mortgage Loan.

            Due Date: With respect to each Mortgage Loan, the first day in each month.

            Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio of the original outstanding principal amount of the Mortgage Loan to (i) the Appraised Value of the related Mortgaged Property at origination with respect to a Refinanced Mortgage Loan, and (ii) the lesser of the Appraised Value of the related Mortgaged Property at origination or the purchase price of the related Mortgaged Property with respect to all other Mortgage Loans.

            Merrill Lynch: Merrill Lynch, Pierce, Fenner & Smith Incorporated

            Moody's: Moody's Investors Service, Inc., or its successors in interest.


            Mortgage: The mortgage or deed of trust creating a first lien on an interest in real property securing a Mortgage Note.

            Mortgage File: The items referred to in Exhibit 1 and Exhibit 2 pertaining to a particular Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement.

            Mortgage Interest Rate: The annual rate of interest borne by a Mortgage Note as stated therein.

            Mortgage Loan: An individual Mortgage Loan which is the subject of this Agreement as identified on the Mortgage Loan Schedule attached as Exhibit 3, which Mortgage Loan includes without limitation the Mortgage File, any related Mortgage 100sm Pledge Agreement or Parent Power Agreement, the Control Agreement, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, any escrow accounts related to the Mortgage Loan, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding replaced or repurchased mortgage loans.

            Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

            Mortgaged Property: With respect to a Mortgage Loan that is not a Co-op Loan, the underlying real property securing repayment of a Mortgage Note, consisting of a fee simple parcel of real estate or a leasehold estate, the term of which is equal to or longer than the term of the related Mortgage Note. With respect to a Co-op Loan, the related Co-op Stock and Co-op Lease securing the indebtedness of the Mortgagor under the related Mortgage Loan.

            Mortgagor: The obligor(s) on a Mortgage Note.


                                      D-2-3

            Net Rate: For each Mortgage Loan, the Mortgage Interest Rate for such Mortgage Loan less the Servicing Fee Rate and the Lender-Paid PMI Rate (if applicable) expressed as a per annum rate.

            Offered Notes: Shall mean the Class 1-A, Class 2-A and Class 3-A Notes issued pursuant to the Indenture.

            Opinion of Counsel: A written opinion of counsel, who may be counsel for the Mortgage Loan Seller or the Purchaser, reasonably acceptable to the Indenture Trustee.

            Originators: Merrill Lynch Credit Corporation and Wells Fargo Bank, N.A., each an "Originator."


            Person: Any legal person, including any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Pledge Agreement: Any Mortgage 100(SM) Pledge Agreement or Parent Power(R) Guaranty and Security Agreement for Securities Account related to an Additional Collateral Mortgage Loan.

            Primary Mortgage Insurance Policy: Each policy of primary mortgage insurance satisfying the requirements of the Servicing Standards.

            Purchase Price: With respect to any Mortgage Loan required to be purchased by the Mortgage Loan Seller pursuant to the applicable provisions of this Agreement, an amount equal to the sum of (i) 100% of the principal remaining unpaid on such Mortgage Loan as of the date of purchase (including if a foreclosure has already occurred, the principal balance of the related Mortgage Loan at the time the Mortgaged Property was acquired), and (ii) accrued and unpaid interest thereon at the Mortgage Interest Rate through and including the last day of the month of purchase (iii) any costs and damages incurred by the Trust in connection with any violation by such Mortgage Loan of any predatory or abusive-lending law.

            Purchaser: Merrill Lynch Mortgage Investors, Inc., its successors in interest and permitted assigns.

            Rating Agencies: S&P and Moody's, each a "Rating Agency."

            S&P: Standard & Poor's, a division of The McGraw Hill Companies, Inc., or its successors in interest.

            Securities Account: With respect to any Additional Collateral Mortgage Loans, the account, together with the financial assets held therein, that are the subject of the related Pledge Agreement.

            Securities Act: The Securities Act of 1933, as amended.


                                      D-2-4

            Security Instrument: A written instrument creating a valid first lien on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

            Servicing Agreement: Shall have the meaning assigned to such term in Appendix A to the Indenture.

            Servicers: Wells Fargo Bank, N.A. and PHH Mortgage Corporation, each a "Servicer."

            Substitute Mortgage Loan: A mortgage loan substituted for a Deleted Mortgage Loan which must meet on the date of such substitution the requirements stated herein and in the Sale and Servicing Agreement; upon such substitution, such mortgage loan shall be a "Mortgage Loan" hereunder.

            Surety Bond: The limited purpose surety bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by Merrill Lynch Credit Corporation, issued by the Surety Bond Issuer for the benefit of certain beneficiaries, but only to the extent that such Surety Bond covers any Additional Collateral Mortgage Loan.

            Underwriting Standards: As to each Mortgage Loan, Merrill Lynch Credit Corporation's written underwriting guidelines in effect as of the origination date of the Mortgage Loan(s).

            Value: The value of the Mortgaged Property at the time of origination of the related Mortgage Loan, such value being the lesser of (i) the value of such property set forth in an appraisal accepted by the applicable originator of the Mortgage Loan or (ii) the sales price of such property at the time of origination.

            SECTION 2. Purchase and Sale of the Mortgage Loans and Related Rights. (a) Upon satisfaction of the conditions set forth in Section 10 hereof, the Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase Mortgage Loans having an aggregate Cut-off Date Balance of $1,220,525,429.03.

            (b) The closing for the purchase and sale of the Mortgage Loans and the closing for the issuance of the Notes will take place on the Closing Date at the office of the Purchaser's counsel in New York, New York or such other place as the parties shall agree.

            (c) Upon the satisfaction of the conditions set forth in Section 10 hereof, on the Closing Date, in consideration of the purchase of the Mortgage Loans, the Purchaser shall pay to the Mortgage Loan Seller an amount equal to the net sale proceeds of the Offered Notes plus accrued interest (the "Purchase Price") in immediately available funds by wire transfer to such account or accounts as shall be designated by the Mortgage Loan Seller.

            (d) In addition to the foregoing, on the Closing Date the Mortgage Loan Seller assigns to the Purchaser all of its right, title and interest in the Wells Fargo Servicing Agreement (other than its right to enforce the representations and warranties set forth therein) and the PHH


                                      D-2-5

Servicing Agreement (other than its right to enforce the representations and warranties set forth therein).

            (e) The Seller and the Purchaser each acknowledge that on the Closing Date, (i) the Seller will immediately transfer the Mortgage Loans to the Purchaser and (ii) the Purchaser will then immediately deposit the Mortgage Loans into the Merrill Lynch Mortgage Investors Trust, Series 2005-2.

            SECTION 3. Mortgage Loan Schedules. The Mortgage Loan Seller agrees to provide to the Purchaser as of the date hereof a preliminary listing of the Mortgage Loans (the "Preliminary Mortgage Loan Schedule") setting forth the information listed on Exhibit 3 to this Agreement with respect to each of the Mortgage Loans being sold by the Mortgage Loan Seller. If there are changes to the Preliminary Mortgage Loan Schedule, the Mortgage Loan Seller shall provide to the Purchaser as of the Closing Date a final schedule (the "Final Mortgage Loan Schedule") setting forth the information listed on Exhibit 3 to this Agreement with respect to each of the Mortgage Loans being sold by the Mortgage Loan Seller to the Purchaser. The Final Mortgage Loan Schedule shall be delivered to the Purchaser on the Closing Date, shall be attached to an amendment to this Agreement to be executed on the Closing Date by the parties hereto and shall be in form and substance mutually agreed to by the Mortgage Loan Seller and the Purchaser (the "Amendment"). If there are no changes to the Preliminary Mortgage Loan Schedule, the Preliminary Mortgage Loan Schedule shall be the Final Mortgage Loan Schedule for all purposes hereof.

            SECTION 4. Mortgage Loan Transfer.

            (a) The Purchaser will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due after the Cut-off Date (regardless of when actually collected) and all payments thereon, other than scheduled principal and interest due on or before the Cut-off Date but received after the Cut-off Date. The Mortgage Loan Seller will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due on or before the Cut-off Date (including payments collected after the Cut-off Date) and all payments thereon, other than scheduled principal and interest due after the Cut-off Date but received on or before the Cut-off Date. Such principal amounts and any interest thereon belonging to the Mortgage Loan Seller as described above will not be included in the aggregate outstanding principal balance of the Mortgage Loans as of the Cut-off Date as set forth on the Final Mortgage Loan Schedule.

            (b) Pursuant to various conveyancing documents to be executed on the Closing Date and pursuant to the Sale and Servicing Agreement, the Purchaser will sell, assign and transfer on the Closing Date all of its right, title and interest in and to the Mortgage Loans to the Issuer and, pursuant to the Indenture, the Issuer will assign all of its right, title and interest to the Mortgage Loans to the Indenture Trustee for the benefit of the Noteholders, to secure the Notes issued pursuant to the Indenture. In connection with such transfers and assignments of the Mortgage Loans, the Mortgage Loan Seller has delivered or will deliver or cause to be delivered to the Indenture Trustee, or the Custodian on its behalf, by the Closing Date or such later date as is agreed to by the Purchaser and the Mortgage Loan Seller (each of the Closing Date and such later date is referred to as a "Mortgage File Delivery Date"), the items of each Mortgage File, provided, however, that in lieu of the foregoing, the Mortgage Loan Seller may deliver the


                                      D-2-6
following documents, under the circumstances set forth below: (i) in lieu of the original Security Instrument (including the Mortgage), assignments to the Indenture Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instruments required to be included thereon, be delivered to recording offices for recording and have not been returned to the Mortgage Loan Seller in time to permit their delivery as specified above, the Mortgage Loan Seller may deliver a true copy thereof with a certification by the Mortgage Loan Seller, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording"; (ii) in lieu of the Security Instrument, assignments to the
Indenture Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents or if the originals are lost (in each case, as evidenced by a certification from the Mortgage Loan Seller to such effect) the Mortgage Loan Seller may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded;
(iii) in lieu of the Mortgage Notes relating to the Mortgage Loans, each identified in the list delivered by the Purchaser to the Indenture Trustee on the Closing Date and attached hereto as Exhibit 5, the Mortgage Loan Seller may deliver lost note affidavits and indemnities of the Mortgage Loan Seller; and
(iv) the Mortgage Loan Seller shall not be required to deliver intervening assignments or Mortgage Note endorsements between the related Underlying Seller and the Mortgage Loan Seller, between the Mortgage Loan Seller and the Depositor, between the Depositor and the Issuer and between the Issuer and the Indenture Trustee; and provided further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Mortgage Loan Seller, in lieu of delivering the above documents, may deliver to the Indenture Trustee and the Custodian a certification by the Mortgage Loan Seller or the Master Servicer to such effect and shall deposit all amounts paid in respect of such Mortgage Loans in the Master Servicer Collection Account on the Closing Date. The Mortgage Loan Seller shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) or such certified copies to the Indenture Trustee promptly after they are received. The Mortgage Loan Seller shall cause the Mortgage and intervening assignments, if any, and the assignment of the Security Instrument to be recorded not later than 180 days after the Closing Date, unless such assignment is not required to be recorded under the terms set forth in Section 6(a) hereof.

            (c) The Mortgage Loan Seller and the Purchaser acknowledge hereunder that all of the Mortgage Loans and the related servicing will ultimately be assigned to HSBC Bank USA, National Association, as Indenture Trustee on behalf of the Noteholders, on the date hereof.

            SECTION 5. Examination of Mortgage Files.

            (a) On or before the Mortgage File Delivery Date, the Mortgage Loan Seller will have made the Mortgage Files available to the Purchaser or its agent for examination which may be at the offices of the Indenture Trustee or the Mortgage Loan Seller and/or the Mortgage Loan Seller's custodian. The fact that the Purchaser or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's rights to demand cure, repurchase, substitution or other relief as provided in this Agreement. In furtherance of the foregoing, the Mortgage Loan Seller shall make the Mortgage


                                      D-2-7

Files available to the Purchaser or its agent from time to time so as to permit the Purchaser to confirm the Mortgage Loan Seller's compliance with the delivery and recordation requirements of this Agreement and the Sale and Servicing Agreement. In addition, upon request of the Purchaser, the Mortgage Loan Seller agrees to provide to the Purchaser, Merrill Lynch and to any investors or prospective investors in the Notes information regarding the Mortgage Loans and their servicing, to make the Mortgage Files available to the Purchaser, Merrill Lynch and to such investors or prospective investors (which may be at the offices of the Mortgage Loan Seller and/or the Mortgage Loan Seller's custodian) and to make available personnel knowledgeable about the Mortgage Loans for discussions with the Purchaser, Merrill Lynch and such investors or prospective investors, upon reasonable request during regular business hours, sufficient to permit the Purchaser, Merrill Lynch and such investors or potential investors to conduct such due diligence as any such party reasonably believes is appropriate.

            (b) Pursuant to the Custodial Agreement, on the Closing Date the Custodian, on behalf of the Indenture Trustee, for the benefit of the Noteholders, will review items of the Mortgage Files as set forth on Exhibit 1 and will deliver to the Mortgage Loan Seller, the Purchaser and the Issuer a certification in the form attached as Exhibit One to the Custodial Agreement.

            (c) Pursuant to the Custodial Agreement, the Indenture Trustee will review or shall cause the Custodian to review the Mortgage Files within 180 days of the Closing Date and will deliver to the Mortgage Loan Seller a final certification substantially in the form of Exhibit Two to the Custodial Agreement. If the Indenture Trustee or Custodian, as its agent, is unable to deliver a final certification with respect to the items listed in Exhibit 2 due to any document that is missing, has not been executed, is unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in the Final Mortgage Loan Schedule (a "Material Defect"), the Indenture Trustee or Custodian, as its agent, shall notify the Mortgage Loan Seller of such Material Defect. The Mortgage Loan Seller shall correct or cure any such Material Defect within 90 days from the date of notice from the Indenture Trustee or Custodian, as its agent, of the Material Defect and if the Mortgage Loan Seller does not correct or cure such Material Defect within such period and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Mortgage Loan Seller will, in accordance with the terms of the Sale and Servicing Agreement, within 90 days of the date of notice, provide the Indenture Trustee with a Substitute Mortgage Loan (if within two years of the Closing
Date) or purchase the related Mortgage Loan at the applicable Purchase Price; provided, however, that if such defect relates solely to the inability of the Mortgage Loan Seller to deliver the original security instrument or intervening assignments thereof, or a certified copy because the originals of such documents, or a certified copy, have not been returned by the applicable jurisdiction, the Mortgage Loan Seller shall not be required to purchase such Mortgage Loan if the Mortgage Loan Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Mortgage Loan Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Mortgage Loan Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate of the Mortgage Loan Seller confirming that such documents have been accepted for recording, and delivery to


                                      D-2-8
the Indenture Trustee or Custodian, as its agent, shall be effected by the Mortgage Loan Seller within thirty days of its receipt of the original recorded document.

            (d) At the time of any substitution, the Mortgage Loan Seller shall deliver or cause to be delivered the Substitute Mortgage Loan, the related Mortgage File and any other documents and payments required to be delivered in connection with a substitution pursuant to the Sale and Servicing Agreement. At the time of any purchase or substitution, the Indenture Trustee in accordance with the terms of the Sale and Servicing Agreement shall (i) assign to the Mortgage Loan Seller and cause the Custodian to release the documents (including, but not limited to, the Mortgage, Mortgage Note and other contents of the Mortgage File) in the possession of the Custodian relating to the Deleted Mortgage Loan and (ii) execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Mortgage Loan Seller title to such Deleted Mortgage Loan.

            SECTION 6. Recordation of Assignments of Mortgage.

            (a) The Mortgage Loan Seller will,  promptly after the Closing Date, cause each Mortgage and each assignment of Mortgage from the Mortgage Loan Seller to the Indenture Trustee, and all unrecorded intervening assignments, if any, delivered on or prior to the Closing Date, to be recorded in all recording offices in the jurisdictions where the related Mortgaged Properties are located; provided, however, the Mortgage Loan Seller need not cause to be recorded any assignment which relates to a Mortgage Loan in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Mortgage Loan Seller to the Indenture Trustee and the Rating Agencies, the recordation of such assignment is not necessary to protect the Indenture Trustee's interest in the related Mortgage Loan; provided, however, notwithstanding the delivery of any Opinion of Counsel, each assignment of Mortgage shall be submitted for recording by the Mortgage Loan Seller in the manner described above, at no expense to the Trust Fund or Indenture Trustee, upon the earliest to occur of (i) reasonable direction by the Holders of Notes evidencing, in the aggregate, not less than 25% of the Voting Rights, (ii) the occurrence of an Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgage Loan Seller, (iv) the occurrence of a servicing transfer as described in Section
6.02 of the Sale and Servicing Agreement or (v) with respect to any one assignment of Mortgage, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage.

            While each such Mortgage or assignment is being recorded, if necessary, the Mortgage Loan Seller shall leave or cause to be left with the Indenture Trustee a certified copy of such Mortgage or assignment. In the event that, within 180 days of the Closing Date, the Indenture Trustee has not provided an Opinion of Counsel as described above or received evidence of recording with respect to each Mortgage Loan delivered to the Purchaser pursuant to the terms hereof or as set forth above, the failure to provide evidence of recording or such Opinion of Counsel shall be considered a Material Defect, and the provisions of Section 5(c) and (d) shall apply. All customary recording fees and reasonable expenses relating to the recordation of the assignments of mortgage to the Indenture Trustee or the Opinion of Counsel, as the case may be, shall be borne by the Mortgage Loan Seller.


                                      D-2-9

            (b) It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser, as contemplated by this Agreement be, and be treated as, a sale. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser to secure a debt or other obligation of the Mortgage Loan Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held by a court of competent jurisdiction to continue to be property of the Mortgage Loan Seller, then (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (ii) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Mortgage Loan Seller to the Purchaser of a security interest in all of the Mortgage Loan Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, to the extent the Purchaser would otherwise be entitled to own such Mortgage Loans and proceeds pursuant to Section 4 hereof, including all amounts, other than investment earnings, from time to time held or invested in any accounts created pursuant to the Indenture or the Sale and Servicing Agreement, whether in the form of cash, instruments, securities or other property; (iii) the possession by the Purchaser, the Issuer or the Indenture Trustee of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 (or comparable provision) of the applicable Uniform Commercial Code; and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to any provision hereof or pursuant to the Sale and Servicing Agreement and any subsequent assignment pursuant to the Indenture shall also be deemed to be an assignment of any security interest created hereby. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Indenture.

            SECTION 7. Representations and Warranties of Mortgage Loan Seller Concerning the Mortgage Loans. The Mortgage Loan Seller hereby represents and warrants to the Purchaser as of the Closing Date or such other date as may be specified below with respect to each Mortgage Loan being sold by it:

            (a) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date;

            (b)   Each Mortgage Loan  constitutes a "qualified  mortgage"  under
Section  860G(a)(3)(A)  of the  Code  and  Treasury  Regulation  Section  1.8600
2(a)(1);


                                     D-2-10

            (c) As of the related Closing Date, the Mortgage Loan is not delinquent in payment more than 30 days and the Mortgage Loan has not been dishonored; the Mortgage Loan has never been delinquent in payment for more than 60 days and has not more than once during the twelve months preceding the Cut-Off Date been delinquent in payment for more than 30 days; there are no material defaults under the terms of the Mortgage Loan; the Mortgage Loan Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

            (d) With respect to those Mortgage Loans as to which the Mortgagors are required to deposit funds into an escrow account for payment of taxes, assessments, insurance premiums and similar items as they become due, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments or other outstanding charges which constitute a lien on the related Mortgaged Property, and all escrow deposits have been collected, are under the control of the Servicer, and have been applied to the payment of such items in a timely fashion, in accordance with such Mortgage. No escrow deposits or escrow payments or other charges or payments due the Servicer have been capitalized under the related Mortgage or Mortgage Note. With respect to those Mortgage Loans for which escrow deposits are not required, to the best of the Mortgage Loan Seller's knowledge, there are no delinquent taxes or other outstanding charges affecting the related Mortgaged Property which constitute a lien on the related Mortgaged Property;

            (e) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments contained in the Mortgage File, approved, if necessary, by the insurer under any Primary Mortgage Insurance Policy and recorded in all places necessary to maintain the first priority of the lien, the substance of which waiver, alteration or modification is reflected on the Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule;

            (f) Neither the Mortgage Note nor the Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and to the best of the Mortgage Loan Seller's knowledge, no such right of rescission, set-off, counterclaim or defense has been asserted by any Person with respect thereto;

            (g) All buildings upon the Mortgaged Property are required to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customarily included in extended coverage in the area where the Mortgaged Property is located, pursuant to standard hazard insurance policies in an amount which is equal to the lesser of
(A) the replacement cost of the improvements securing such Mortgage Loan or (B) the principal balance owing on such Mortgage Loan. To the best knowledge of the Mortgage Loan Seller, all such standard hazard policies are in effect. On the date of origination, such standard hazard policies contained a standard mortgagee clause naming the Mortgage Loan


                                     D-2-11

Seller or the Originator of the Mortgage Loan and their respective successors in interest as mortgagee and, to the best knowledge of the Mortgage Loan Seller, such clause is still in effect and, to the best of the Mortgage Loan Seller's knowledge, all premiums due thereon have been paid. If the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards under the National Flood Insurance Act of 1994, as amended, such Mortgaged Property is covered by flood insurance in the amount required under the National Flood Insurance Act of 1994. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

            (h) At the time of the origination of such Mortgage Loan, all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws required to be complied with by the Originator of the Mortgage Loan and applicable to the Mortgage Loan have been complied with in all material respects;

            (i) The Mortgage has not been satisfied as of the Closing Date, canceled or subordinated, in whole, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part (except for a release that does not materially impair the security of the Mortgage Loan or a release the effect of which is reflected in the Loan-to-Value Ratio for the Mortgage Loan as set forth in the Mortgage Loan Schedule), nor to the best of the Mortgage Loan Seller's knowledge has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

            (j) Ownership of the Mortgaged Property is held in fee simple or a leasehold estate. With respect to Mortgage Loans that are secured by a leasehold estate, (i) the lease is valid, in full force and effect, and conforms to all of FNMA's requirements for leasehold estates; (ii) all rents and other payments due under the lease have been paid; (iii) the lessee is not in default under any provision of the lease; (iv) the term of the lease exceeds the maturity date of the related Mortgage Loan by at least five (5) years; and (v) the terms of the lease provide a Mortgagee with an opportunity to cure any defaults. Except as permitted by the fourth sentence of this paragraph (i), the Mortgage is a valid, subsisting and enforceable first lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance. The Mortgage and the Mortgage Note do not contain any evidence on their face of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally, or which are specifically referred to in the lender's title insurance policy delivered to the Originator of the Mortgage Loan and either (A) which are referred to or otherwise considered in the appraisal made for the Originator of the Mortgage Loan, or (B) which do not in the aggregate adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties


                                     D-2-12
are commonly subject which do not in the aggregate materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein. With respect to each Co-op Loan, the security instruments create a valid, enforceable and subsisting first priority security interest in the Co-op Lease and Co-op Stock securing the related Mortgage Note subject to only to (a) the lien of the related cooperative for unpaid assessments representing the Mortgagor's pro rata share of payments for a blanket mortgage, if any, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject, and (b) other matters to which the collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided; provided, however, that the related Co-op Loan may be subordinated or otherwise subject to the lien of a Mortgage on the cooperative building;

            (k) The Mortgage Note is not subject to a third party's security interest or other rights or interest therein;

            (l) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such parties. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with;

            (m) Mortgage Loan Seller has good title to, and the full right to transfer and sell, the Mortgage Loan free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest, including, to the best knowledge of the Mortgage Loan Seller, any lien, claim or other interest arising by operation of law;

            (n) Each Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in paragraph
(ix)(1) (2) and (3) above) the Mortgage Loan Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Mortgage Loan Seller is the sole insured of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed to the Purchaser or the assignment to the Purchaser of the Mortgage Loan Seller's interest therein does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. To the best of the Mortgage Loan Seller's knowledge, no claims have been made under such lender's title insurance policy, and no prior holder of the


                                     D-2-13
related Mortgage has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

            (o) To the best of the Mortgage Loan Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration, except for any Mortgage Loan payment which is not late by more than 30 days, and the Mortgage Loan Seller has not waived any default, breach, violation or event permitting acceleration;

            (p) To the best of the Mortgage Loan Seller's knowledge, there are no mechanics' or similar liens or claims which have been filed for work, labor or material (and, to the best of the Mortgage Loan Seller's knowledge, no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

            (q) To the best of the Mortgage Loan Seller's knowledge, all improvements subject to the Mortgage, lay wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in paragraph (xiii) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

            (r) Each Mortgage Loan was originated by the Mortgage Loan Seller or by a savings association, a savings bank, a commercial bank or similar banking institution that is supervised and examined by a Federal or state banking authority, a mortgagee approved by the Secretary of HUD pursuant to
Section 203 and 211 of the National Housing Act, or a FNMA- or FHLMC-approved seller. Each Mortgage Loan was underwritten generally in accordance with the Underwriting Standards as in effect at the time of origination. The Mortgage contains the usual and customary provision of the Mortgage Loan Seller at the time of origination for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

            (s) The Mortgaged Property at origination or acquisition was and, to the best of the Mortgage Loan Seller's knowledge, currently is free of material damage and waste and at origination there was, and to the best of the Mortgage Loan Seller's knowledge there currently is, no proceeding pending for the total or partial condemnation thereof;

            (t) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale or judicial foreclosure, and
(2) otherwise by judicial foreclosure. The Mortgage Loan Seller has no knowledge of any homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;


                                     D-2-14

            (u) If the Mortgage constitutes a deed of trust, a trustee, duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

            (v) With respect to each Mortgage Loan, there is either (i) an automated property valuation report or (ii) an appraisal on a FNMA-approved form (or a narrative residential appraisal) of the related Mortgaged Property that conforms to the applicable requirements of the Financial Institutions Reform Recovery and Enforcement Act and that was signed prior to the approval of such Mortgage Loan application by a qualified appraiser, appointed by the Originator of such Mortgage Loan, who has no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Mortgage Loan;

            (w) No Mortgage Loan contains "subsidized buydown" or "graduated payment" features;

            (x) The Mortgaged Property is a single-family (one- to four-unit) dwelling residence erected thereon, or an individual condominium unit in a condominium, or a Co-operative Apartment or an individual unit in a planned unit development or in a de minimis planned unit development as defined by FNMA. No such residence is a mobile home or a manufactured dwelling which is not permanently attached to the land;

            (y) No Mortgage Loan provides for negative amortization;

            (z) No Mortgage Loan had an original term in excess of thirty (30) years;

            (aa) No Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994 and no Mortgage Loan is "high cost" as defined by any applicable federal, state or local predatory or abusive lending law;

            (bb) Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory or abusive lending laws; and

            (cc)  With respect to each Additional Collateral Mortgage Loan:

            (i) Prior to its assignment to the Purchaser, the Mortgage Loan Seller had a first priority perfected security interest in each Securities Account, subject to the rights of Merrill Lynch, Pierce, Fenner & Smith Incorporated, and following the Mortgage Loan Seller's assignment of the Pledge Agreements and related security interest and Merill Lynch Credit Corporation's acknowledgement that it shall administer the Control Agreement for the benefit of the Purchaser, the Purchaser has a first priority perfected security interest in each Securities Account, subject to the rights of Merrill Lynch, Pierce, Fenner & Smith Incorporated;


                                     D-2-15

            (ii) The Additional Collateral Mortgage Loan is insured under the terms and provisions of the Surety Bond, subject to the limitations set forth therein;

            (iii) The assignment of rights to the Purchaser under the Surety Bond, as described herein, will not result in the Purchaser assuming any obligations or liabilities of the Mortgage Loan Seller with respect thereto, and that all such rights assigned to the Purchaser are fully and freely assignable by the Mortgage Loan Seller to the Purchaser, subject to the terms of the Surety Bond;

            (iv) The forms of each Additional Collateral Agreement with respect to the Additional Collateral have not been impaired, waived, altered or modified in any material respect, and each Additional Collateral Agreement is in full force and effect;

            (v) Each Additional Collateral Agreement is not subject to any right of rescission, setoff or defense with respect to the Additional Collateral, including the defense of usury, nor will the operation of any of the terms of such Additional Collateral Agreement, or the exercise of any right thereunder, render such Additional Collateral Agreement unenforceable, in whole or in part, or subject it to any right of rescission, setoff or defense, including the defense of usury, and no such right of rescission, setoff or defense has been asserted with respect thereto with respect to the Additional Collateral; and

            (vi) There is no default, breach, violation or event of acceleration existing under any Additional Collateral Agreement with respect to the Additional Collateral; there is no event that, with the lapse of time, the giving of notice, or both, would constitute such a default, breach, violation or event of acceleration; and in no event has the Mortgage Loan Seller waived any of its material rights or remedies in respect of any default, breach, violation or event of acceleration under any Additional Collateral Agreement with respect to the Additional Collateral.

            (dd) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor's LEVELS(R) Glossary, which is now Version 5.6b Revised (attached hereto as
Exhibit 7) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the "Georgia Fair Lending Act."

            (ee) Each Mortgage Loan was originated in accordance with the underwriting guidelines of the related originator;

            (ff) Each original Mortgage has been recorded or is in the process of being recorded in accordance with the requirements of Section 2.01 of the Sale and Servicing Agreement in the appropriate jurisdictions wherein such recordation is required to perfect the lien thereof for the benefit of the Trust Fund;

            (gg) The related Mortgage File contains each of the documents and instruments listed in Section 2.01 of the Sale and Servicing Agreement, subject to any exceptions, substitutions and qualifications as are set forth in such Section;


                                     D-2-16

            It is understood and agreed that the representations and warranties set forth in this Section 7 will inure to the benefit of the Purchaser, its successors and assigns, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or assignment of Mortgage or the examination of any Mortgage File. Upon any substitution for a Mortgage Loan, the representations and warranties set forth above shall be deemed to be made by the Mortgage Loan Seller as to any Substitute Mortgage Loan as of the date of substitution.

            Upon discovery or receipt of notice by the Mortgage Loan Seller, the Purchaser, the Issuer or the Indenture Trustee of a breach of any representation or warranty of the Mortgage Loan Seller set forth in this Section 7 which materially and adversely affects the value of the interests of the Purchaser, the Issuer, the Noteholders or the Indenture Trustee in any of the Mortgage Loans delivered to the Purchaser pursuant to this Agreement, the party discovering or receiving notice of such breach shall give prompt written notice to the others. In the case of any such breach of a representation or warranty set forth in this Section 7, within 90 days from the date of discovery by the Mortgage Loan Seller, or the date the Mortgage Loan Seller is notified by the party discovering or receiving notice of such breach (whichever occurs earlier), the Mortgage Loan Seller will (i) cure such breach in all material respects,
(ii) purchase the affected  Mortgage Loan at the  applicable  Purchase  Price or
(iii) if within two years of the Closing Date, substitute a qualifying Substitute Mortgage Loan in exchange for such Mortgage Loan. The obligations of the Mortgage Loan Seller to cure, purchase or substitute a qualifying Substitute Mortgage Loan shall constitute the Purchaser's, the Issuer's, the Indenture Trustee's and the Noteholder's sole and exclusive remedy under this Agreement or otherwise respecting a breach of representations or warranties hereunder with respect to the Mortgage Loans, except for the obligation of the Mortgage Loan Seller to indemnify the Purchaser for such breach as set forth in and limited by
Section 14 hereof. With respect to the representations and warranties described in the Agreement which are made to the best of the Seller's knowledge, if it is discovered by any of the Depositor, the Seller or the Indenture Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, then notwithstanding the seller's lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

            Any cause of action against the Mortgage Loan Seller or relating to or arising out of a breach by the Mortgage Loan Seller of any representations and warranties made in this Section 7 shall accrue as to any Mortgage Loan upon
(i) discovery of such breach by the Mortgage Loan Seller or notice thereof by the party discovering such breach and (ii) failure by the Mortgage Loan Seller to cure such breach, purchase such Mortgage Loan or substitute a qualifying Substitute Mortgage Loan pursuant to the terms hereof.

            SECTION 8. Representations and Warranties Concerning the Mortgage Loan Seller. As of the date hereof and as of the Closing Date, the Mortgage Loan Seller represents and warrants to the Purchaser as to itself in the capacity indicated as follows:

            (a) the Mortgage Loan Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse


                                     D-2-17
effect on the Mortgage Loan Seller's business as presently conducted or on the Mortgage Loan Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            (b) the Mortgage Loan Seller has full power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

            (c) the execution and delivery by the Mortgage Loan Seller of this Agreement have been duly authorized by all necessary action on the part of the Mortgage Loan Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Mortgage Loan Seller or its properties or the charter or by-laws of the Mortgage Loan Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Mortgage Loan Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            (d) the execution, delivery and performance by the Mortgage Loan Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

            (e) this Agreement has been duly executed and delivered by the Mortgage Loan Seller and, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid and binding obligation of the Mortgage Loan Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

            (f) there are no actions, suits or proceedings pending or, to the knowledge of the Mortgage Loan Seller, threatened against the Mortgage Loan Seller, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Mortgage Loan Seller will be determined adversely to the Mortgage Loan Seller and will if determined adversely to the Mortgage Loan Seller materially and adversely affect the Mortgage Loan Seller's ability to perform its obligations under this Agreement; and the Mortgage Loan Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

            (g) the Mortgage Loan Seller's Information (as defined in Section 13(a) hereof) does not include any untrue statement of a material fact or omit to state a material fact


                                     D-2-18
necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

            SECTION 9. Representations and Warranties Concerning the Purchaser. As of the date hereof and as of the Closing Date, the Purchaser represents and warrants to the Mortgage Loan Seller as follows:

            (a) the Purchaser (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Purchaser's business as presently conducted or on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            (b) the Purchaser has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

            (c) the execution and delivery by the Purchaser of this Agreement have been duly authorized by all necessary corporate action on the part of the Purchaser; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or its properties or the articles of incorporation or by-laws of the Purchaser, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            (d) the execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

            (e) this Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

            (f)   there are no actions,  suits or proceedings pending or, to the knowledge of the Purchaser, threatened against the Purchaser, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Purchaser will be determined adversely to the Purchaser and will if determined adversely to the Purchaser materially and adversely affect the Purchaser's ability to perform its obligations under this Agreement; and the Purchaser is not in default with respect to any order of any court,


                                     D-2-19
administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

            (g) the Purchaser's Information (as defined in Section 13(b) hereof) does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

            SECTION 10. Conditions to Closing.

            (a) The obligations of the Purchaser under this Agreement will be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

                  (1) Each of the obligations of the Mortgage Loan Seller required to be performed at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of the Mortgage Loan Seller under this Agreement shall be true and correct as of the date or dates specified in all material respects; and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement, or the Sale and Servicing Agreement; and the Purchaser shall have received certificates to that effect signed by authorized officers of the Mortgage Loan Seller.

                  (2) The Purchaser shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof:

            (b) If required pursuant to Section 3 hereof, the Amendment dated as of the Closing Date and any documents referred to therein;

            (i) If required pursuant to Section 3 hereof, the Final Mortgage Loan Schedule containing the information set forth on Exhibit 3 hereto, one copy to be attached to each counterpart of the Amendment;

            (ii)  The  Trust  Agreement,   in  form  and  substance   reasonably
      satisfactory to the Purchaser, and all documents required thereby duly executed by all signatories;

            (iii) The Sale and Servicing Agreement, in form and substance reasonably satisfactory to the Indenture Trustee, the Issuer and the Purchaser, and all documents required thereby duly executed by all signatories;

            (iv) The Indenture, in form and substance reasonably satisfactory to the Indenture Trustee, the Issuer and the Purchaser, and all documents required thereby duly executed by all signatories;

            (v) A certificate of an officer of the Mortgage Loan Seller dated as of the Closing Date, in a form reasonably acceptable to the Purchaser, and attached thereto the


                                     D-2-20
      resolutions of the Mortgage Loan Seller's authorizing the transactions contemplated by this Agreement, together with copies of the charter and by-laws of the Mortgage Loan Seller;

            (vi) One or more opinions of counsel from the Mortgage Loan Seller's counsel otherwise in form and substance reasonably satisfactory to the Purchaser, the Issuer, the Indenture Trustee and each Rating Agency;

            (vii) A letter from each of the Rating Agencies giving each Class of Notes set forth on Schedule A the rating set forth on Schedule A; and

            (viii)Such  other  documents,   certificates  (including  additional
      representations and warranties) and opinions as may be reasonably necessary to secure the intended ratings from each Rating Agency for the Notes.

                  (1) The Notes to be sold to Merrill Lynch pursuant to the Underwriting Agreement and the Purchase Agreement shall have been issued and sold to Merrill Lynch.

                  (2) The Mortgage Loan Seller shall have furnished to the Purchaser such other certificates of its officers or others and such other documents and opinions of counsel to evidence fulfillment of the conditions set forth in this Agreement and the transactions contemplated hereby as the Purchaser and its counsel may reasonably request.

            (c) The obligations of the Mortgage Loan Seller under this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

                  (1)   The   obligations  of  the  Purchaser   required  to  be
            performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects, and all of the representations and warranties of the Purchaser under this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, and no event shall have occurred which would constitute a breach by it of the terms of this Agreement, and the Mortgage Loan Seller shall have received a certificate to that effect signed by an authorized officer of the Purchaser.

                  (2) The Mortgage Loan Seller shall have received copies of all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Mortgage Loan Seller, duly executed by all signatories other than the Mortgage Loan Seller as required pursuant to the respective terms thereof:

            (ii) If required pursuant to Section 3 hereof, the Amendment dated as of the Closing Date and any documents referred to therein;


                                     D-2-21

            (iii) The  Trust  Agreement,   in  form  and  substance   reasonably
      satisfactory to the Mortgage Loan Seller, and all documents required thereby duly executed by all signatories;

            (iv) The Sale and Servicing Agreement, in form and substance reasonably satisfactory to the Mortgage Loan Seller, and all documents required thereby duly executed by all signatories;

            (v) The Indenture, in form and substance reasonably satisfactory to the Mortgage Loan Seller, and all documents required thereby duly executed by all signatories;

            (vi) A certificate of an officer of the Purchaser dated as of the Closing Date, in a form reasonably acceptable to the Mortgage Loan Seller, and attached thereto the resolutions of the Purchaser authorizing the transactions contemplated by this Agreement and the Sale and Servicing Agreement, together with copies of the Purchaser's articles of incorporation, and evidence as to the good standing of the Purchaser dated as of a recent date;

            (vii) One or more opinions of counsel from the Purchaser's counsel in form and substance reasonably satisfactory to the Mortgage Loan Seller; and

            (viii) Such other documents, certificates (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended rating from each Rating Agency for the Notes;

            SECTION 11. Fees and Expenses. Subject to Section 17 hereof, the Mortgage Loan Seller shall pay on the Closing Date or such later date as may be agreed to by the Purchaser (i) the fees and expenses of the Mortgage Loan Seller's attorneys and the reasonable fees and expenses of the Purchaser's attorneys, (ii) the fees and expenses of Deloitte & Touche LLP, (iii) the filing fee charged by the Commission for the registration of the Notes, (iv) the fees and expenses including counsel's fees and expenses in connection with any "blue sky" and legal investment matters, (v) the fees and expenses of the Indenture Trustee which shall include without limitation the fees and expenses of the Indenture Trustee (and the fees and disbursements of its counsel) with respect to (A) legal and document review of this Agreement, the Trust Agreement, the Indenture, the Sale and Servicing Agreement, the Notes and related agreements,
(B) attendance at the Closing and (C) review of the Mortgage Loans to be performed by the Custodian, (vi) the expenses for printing or otherwise reproducing the Notes, the Prospectus and the Prospectus Supplement, (vii) the fees and expenses of each Rating Agency (both initial and ongoing), (viii) the fees and expenses relating to the preparation and recordation of mortgage assignments (including intervening assignments, if any and if available, to evidence a complete chain of title from the originator to the Indenture Trustee) from the Mortgage Loan Seller to the Indenture Trustee or the expenses relating to the Opinion of Counsel referred to in Section 6(a) hereof, as the case may be, and (ix) Mortgage File due diligence expenses and other out-of-pocket expenses incurred by the Purchaser in connection with the purchase of the Mortgage Loans and by Merrill Lynch in connection with the sale of the Notes. The Mortgage Loan Seller


                                     D-2-22
additionally agrees to pay directly to any third party on a timely basis the fees provided for above which are charged by such third party and which are billed periodically.


                                     D-2-23

            SECTION 12. Accountants' Letters.

            (a) Deloitte & Touche LLP will review the characteristics of a sample of the Mortgage Loans described in the Final Mortgage Loan Schedule and will compare those characteristics to the description of the Mortgage Loans contained in the Prospectus Supplement under the captions "Summary of Prospectus Supplement--The Mortgage Loans" and "The Mortgage Pool--General" and "--Tabular Characteristics of the Mortgage Pool". The Mortgage Loan Seller will cooperate with the Purchaser in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review and to deliver the letters required of them under the Underwriting Agreement. Deloitte & Touche LLP will also confirm certain calculations as set forth under the caption "Yield on the Offered Notes" in the Prospectus Supplement.

            (b) To the extent statistical information with respect to theeach Servicer's servicing portfolio is included in the Prospectus Supplement under the caption "The Master Servicer and the Servicers," a letter from the certified public accountant for such Servicer or Servicers will be delivered to the Purchaser dated the date of the Prospectus Supplement, in the form previously agreed to by the Mortgage Loan Seller and the Purchaser, with respect to such statistical information.

            SECTION 13. Indemnification.

            (a) The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser and its directors, officers and controlling persons (as defined in Section 15 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement of a material fact contained in the Mortgage Loan Seller's Information as identified in Exhibit 4, the omission to state in the Prospectus Supplement or Prospectus (or any amendment thereof or supplement thereto approved by the Mortgage Loan Seller and in which additional Mortgage Loan Seller's Information is identified), in reliance upon and in conformity with Mortgage Loan Seller's Information a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made, not misleading, (ii) any representation or warranty assigned or made by the Mortgage Loan Seller in Section 7 or Section 8 hereof being, or alleged to be, untrue or incorrect, or (iii) any failure by the Mortgage Loan Seller to perform its obligations under this Agreement; and the Mortgage Loan Seller shall reimburse the Purchaser and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action.

            (b) The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser, the Trust Fund and the Indenture Trustee against any documented out-of-pocket losses, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion by any third party that results from, a material breach of the representations and warranties set forth in
Section 7 of this Agreement; provided, however, indemnification shall not be available for any economic losses of the Purchaser due to reinvestment losses, loss of investment income


                                     D-2-24
or any other special, indirect or consequential losses. The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser, the Trust Fund and the Indenture Trustee against any losses, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion by any third party in connection with the Georgia Fair Lending Act; provided, however, indemnification shall not be available for any economic losses of the Purchaser due to reinvestment losses, loss of investment income or any other special, indirect or consequential losses.

      The foregoing indemnity agreement is in addition to any liability which the Mortgage Loan Seller otherwise may have to the Purchaser or any other such indemnified party.

            (c) The Purchaser shall indemnify and hold harmless the Mortgage Loan Seller and its respective directors, officers and controlling persons (as defined in Section 15 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement of a material fact contained in the Purchaser's Information as identified in Exhibit 5, the omission to state in the Prospectus Supplement or Prospectus (or any amendment thereof or supplement thereto approved by the Purchaser and in which additional Purchaser's Information is identified), in reliance upon and in conformity with the Purchaser's Information, a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made, not misleading, (ii) any representation or warranty made by the Purchaser in Section 9 hereof being, or alleged to be, untrue or incorrect, or (iii) any failure by the Purchaser to perform its obligations under this Agreement; and the Purchaser shall reimburse the Mortgage Loan Seller, and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which the Purchaser otherwise may have to the Mortgage Loan Seller, or any other such indemnified party,

            (d) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 13 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly (but, in any event, within 30 days) after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have


                                     D-2-25
charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there is a conflict of interest between itself or themselves and the indemnifying party in the conduct of the defense of any claim or that the interests of the indemnified party or parties are not substantially co-extensive with those of the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties (provided, however, that the indemnifying party shall be liable only for the fees and expenses of one counsel in addition to one local counsel in the jurisdiction involved. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement or any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

            (e) If the indemnification provided for in paragraphs (a) and (b) of this Section 13 shall for any reason be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to in Section 13, then the indemnifying party shall in lieu of indemnifying the indemnified party contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by the Mortgage Loan Seller on the one hand and the Purchaser on the other from the purchase and sale of the Mortgage Loans, the offering of the Notes and the other transactions contemplated hereunder. No person found liable for a fraudulent misrepresentation shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation.

            (f) The parties hereto agree that reliance by an indemnified party on any publicly available information or any information or directions furnished by an indemnifying party shall not constitute negligence, bad faith or willful misconduct by such indemnified party.

            SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing but may be delivered by facsimile transmission subsequently confirmed in writing. Notices to the Mortgage Loan Seller shall be directed to Merrill Lynch Mortgage Lending, Inc., 4 World Financial Center, New York, New York 10281, (Telecopy: 212-449-6710), and notices to the Purchaser shall be directed to Merrill Lynch Mortgage Investors, Inc., 4 World Financial Center, New York, New York 10281, (Telecopy: 212-449-6710), Attention: Matthew Whalen; or to any other address as may hereafter be furnished by one party to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt) provided that it is received on a business day during normal business hours and, if received after normal business hours, then it shall be deemed to be received on the next business day.

            SECTION 15. Transfer of Mortgage Loans. The Purchaser retains the right to assign the Mortgage Loans and any or all of its interest under this Agreement to the Issuer, with the understanding that the Issuer will then assign such rights to the Indenture Trustee pursuant to the Indenture, without the consent of the Mortgage Loan Seller, and, upon such assignment, the Indenture Trustee, as the ultimate assignee, shall succeed to the applicable rights and obligations


                                     D-2-26
of the Purchaser hereunder; provided, however, the Purchaser shall remain entitled to the benefits set forth in Sections 11, 13 and 17 hereto and as provided in Section 2(a). Notwithstanding the foregoing, the sole and exclusive right and remedy of the Issuer or the Indenture Trustee with respect to a breach of representation or warranty of the Mortgage Loan Seller shall be the cure, purchase or substitution obligations of the Mortgage Loan Seller contained in Sections 5 and 7 hereof.

            SECTION 16. Termination. This Agreement may be terminated (a) by the mutual consent of the parties hereto prior to the Closing Date, (b) by the Purchaser, if the conditions to the Purchaser's obligation to close set forth under Section 10(a) hereof are not fulfilled as and when required to be fulfilled or (c) by the Mortgage Loan Seller, if the conditions to the Mortgage Loan Seller's obligation to close set forth under Section 10(b) hereof are not fulfilled as and when required to be fulfilled. In the event of termination pursuant to clause (b), the Mortgage Loan Seller shall pay, and in the event of termination pursuant to clause (c), the Purchaser shall pay, all reasonable out-of-pocket expenses incurred by the other in connection with the transactions contemplated by this Agreement. In the event of a termination pursuant to clause
(a), each party shall be responsible for its own expenses.

            SECTION 17. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Mortgage Loan Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans to the Purchaser, delivery by the Purchaser to the Issuer and the pledge by the Issuer to the Indenture Trustee on behalf of the Noteholders. Subsequent to the delivery of the Mortgage Loans to the Purchaser, the Mortgage Loan Seller's representations and warranties contained herein with respect to the Mortgage Loans shall be deemed to relate to the Mortgage Loans actually delivered to the Purchaser and included in the Final Mortgage Loan Schedule and any Substitute Mortgage Loan and not to those Mortgage Loans deleted from the Preliminary Mortgage Loan Schedule pursuant to Section 3 hereof prior to the Closing.

            SECTION 18. Mandatory Delivery; Grant of Security Interest. The sale and delivery on the Closing Date of the Mortgage Loans described on the Mortgage Loan Schedule in accordance with the terms and conditions of this Agreement is mandatory. It is specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser in the event of the Mortgage Loan Seller's failure to deliver the Mortgage Loans on or before the Closing Date. The Mortgage Loan Seller hereby grants to the Purchaser a lien on and a continuing security interest in the Mortgage Loan Seller's interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Mortgage Loan Seller of its obligation hereunder, and the Mortgage Loan Seller agrees that it holds such Mortgage Loans in custody for the Purchaser, subject to the Purchaser's obligation to deliver or cause to be delivered the consideration for the Mortgage Loans pursuant to Section 2 hereof. The Mortgage Loan Seller agrees that, upon acceptance of the Mortgage Loans by the Purchaser or its designee and delivery of payment to the Mortgage Loan Seller, that its security interest in the Mortgage Loans shall be released. All rights and remedies of the Purchaser under this Agreement are distinct from, and


                                     D-2-27
cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

            Notwithstanding the foregoing, if on the Closing Date, each of the conditions set forth in Section 10 hereof shall have been satisfied and the Purchaser shall not have paid or caused to be paid the purchase price as described in Section 2 hereof, or any such condition shall not have been waived or satisfied and the Purchaser determines not to pay or cause to be paid the purchase price, the Purchaser shall immediately effect the redelivery of the Mortgage Loans, if delivery to the Purchaser has occurred and the security interest created by this Section 18 shall be deemed to have been released.

            SECTION 19. Severability. Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION  20.  Counterparts.   This  Agreement  may  be  executed  in
counterparts, each of which will be an original, but which together shall constitute one and the same agreement.

            SECTION 21. Amendment. This Agreement cannot be amended or modified in any manner without the prior written consent of each party.

            SECTION 22. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE AND PERFORMED IN THE STATE OF NEW YORK AND SHALL BE INTERPRETED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

            SECTION 23. Further Assurances. Each of the parties agrees to execute and deliver such instruments and take such actions as another party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement including any amendments hereto which may be required by either Rating Agency.

            SECTION 24. Successors and Assigns.

      This Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser and their permitted successors and assigns and, to the extent specified in Section 13 hereof, Merrill Lynch, and their directors, officers and controlling persons (within the meaning of federal securities laws). The Mortgage Loan Seller acknowledges and agrees that the Purchaser may assign its rights under this Agreement (including, without


                                     D-2-28
limitation, with respect to the Mortgage Loan Seller's representations and warranties respecting the Mortgage Loans) to the Issuer and that the Issuer may further assign such rights to the Indenture Trustee. Any person into which the Mortgage Loan Seller may be merged or consolidated (or any person resulting from any merger or consolidation involving the Mortgage Loan Seller), any person resulting from a change in form of the Mortgage Loan Seller or any person succeeding to the business of the Mortgage Loan Seller, shall be considered the "successor" of the Mortgage Loan Seller hereunder and shall be considered a party hereto without the execution or filing of any paper or any further act or consent on the part of any party hereto. Except as provided in the two preceding sentences and in Section 15 hereto, this Agreement cannot be assigned, pledged or hypothecated by either party hereto without the written consent of the other parties to this Agreement and any such assignment or purported assignment shall be deemed null and void.

            SECTION 25. The Mortgage Loan Seller and the Purchaser. The Mortgage Loan Seller and the Purchaser will keep in full effect all rights as are necessary to perform their respective obligations under this Agreement.

            SECTION 26. Entire Agreement. This Agreement contains the entire agreement and understanding between the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.

            SECTION 27. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


                                     D-2-29

      IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                            MERRILL LYNCH MORTGAGE LENDING, INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                            MERRILL LYNCH MORTGAGE
                                            INVESTORS, INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                    EXHIBIT 1
                            CONTENTS OF MORTGAGE FILE

      With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser or its designee, and which shall be delivered to the Purchaser or its designee pursuant to the terms of the Agreement.

            (i) The original Mortgage Note, including any riders thereto, endorsed by the Mortgage Loan Seller or the originator, as applicable, without recourse in proper form to the order of the Indenture Trustee, at the direction of the Purchaser, with any intervening endorsements showing an unbroken chain of title from the originator to the Indenture Trustee or with respect to the Mortgage Loans as to which the Mortgage Note has been lost, lost note affidavits and if available, a copy of the lost Mortgage Note;

            (ii) An original duly executed assignment of Mortgage in recordable form from the originator to the Indenture Trustee;

            (iii) The original recorded Mortgage, if available. If, in connection with any Mortgage Loan, the Mortgage Loan Seller cannot deliver the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of its delivery to, or a delay caused by, the public recording office where such Mortgage has been delivered for recordation, or if such original Mortgage Loan has been retained by the public recording office as a matter of policy, or has been lost, the Mortgage Loan Seller shall deliver or cause to be delivered to the Indenture Trustee a photocopy thereof, if available (certified by the Mortgage Loan Seller to be a true and correct copy of the original which has been transmitted for recordation), together with an officer's certificate of the Mortgage Loan Seller stating that such Mortgage has been dispatched to the appropriate recording official for recordation, has been retained by such recording office as a matter of policy or has been lost, as applicable;

            (iv) If applicable and available, all original intervening recorded assignments, if any, showing an unbroken chain of title to the Mortgage from the originator to the Mortgage Loan Seller or the Indenture Trustee;

            (v) The originals of each assumption, modification or substitution agreement, if any and if available, relating to the Mortgage Loan. If in connection with any Mortgage Loan the Mortgage Loan Seller cannot deliver the assumption, modification or substitution agreement with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such assumption, modification or substitution agreement has been delivered for recordation, the Mortgage Loan Seller shall deliver or cause to be delivered to the Indenture Trustee a photocopy of such assumption, modification or substitution agreement (certified by the Mortgage Loan Seller to be a true and correct copy of the original which has been transmitted for recordation), together with a certificate of an officer of the Mortgage Loan Seller stating


                                     E-1-1
      that such assumption, modification or substitution agreement has been dispatched to the appropriate recording official for recordation, if available;

            (vi) the original mortgagee's title insurance policy or a written commitment to issue such title insurance policy;

            (vii) originals of all modification agreements, if applicable and available;

            (viii)with respect to each Additional Collateral Mortgage Loan,

                        (i) copy of the related Mortgage 100 Pledge Agreement for Securities Account or the Parent Power Guaranty and Security Agreement for Securities Account or the Parent Power Guaranty Agreement for Real Estate, as the case may be;

                        (ii) copy of the UCC-1 (applicable for South Carolina and Rhode Island only);

                        (iii) an original form UCC-3, if applicable;

                        (iv) for loans originated by a correspondent lender, an original assignment of security interest of the related Mortgage 100 Pledge Agreement or Parent Power Agreement, as the case may be;

            (ix)  with respect to each Cooperative Loan:

                        (i)   the original proprietary lease;

                        (ii)  the original recognition agreement;

                        (iii) the original security agreement;

                        (iv)  the  original  or  copy  of  the   assignment   of
proprietary lease;

                        (v) the original cooperative stock certificate and stock power executed by borrower in blank;

                        (vi)  the original UCC-1 Financing Statements;

                        (vii) the original UCC-3 Financing Statements; and

            (x)   Power of Attorney, if applicable.


                                     E-1-2

                                    EXHIBIT 2

                         CONTENTS OF FINAL MORTGAGE FILE

      (A) With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser or its agent, and which shall be delivered to the Purchaser pursuant to the terms of the Agreement.

            The original Mortgage Note, including any riders thereto, endorsed by the Mortgage Loan Seller or the originator, as applicable, without recourse in proper form to the order of the Indenture Trustee, at the direction of the Purchaser, with any intervening endorsements showing an unbroken chain of title from the originator to the Indenture Trustee, or with respect to the Mortgage Loans as to which the Mortgage Note has been lost, lost note affidavits and if available, a copy of the lost Mortgage Note;

            An original duly executed assignment of Mortgage in recordable form from the Mortgage Loan Seller or the originator, as applicable, to the Indenture Trustee, with evidence of recording indicated thereon; provided that if such document is not included because of a delay by the public recording office where such document has been delivered for recordation, the Mortgage Loan Seller shall include or cause to be included a copy thereof certified by the appropriate recording office;

            The original recorded Mortgage, if available, with evidence of recording indicated thereon; provided that if such document is not included because of a delay by the public recording office where such document has been delivered for recordation or such office as a matter of policy does not return the original of such document or if such original Mortgage has been lost, the Mortgage Loan Seller shall include or cause to be included a copy thereof certified by the appropriate recording office, if available;

            The original intervening assignments, including warehousing assignments, if any and if available, with evidence of recording thereon, showing an unbroken chain of title to the Mortgage from the Mortgage Loan Seller or the originator, as the case may be, to the Mortgage Loan Seller or the Indenture Trustee; provided that if such document is not included because of a delay by the public recording office where such document has been delivered for recordation or such office as a matter of policy does not return the original of such document, the Mortgage Loan Seller shall include or cause to be included a copy thereof certified by the appropriate recording office, if available;

            The originals of each assumption, modification or substitution agreement, if any and if available, relating to the Mortgage Loan; and

            the original mortgagee's title insurance policy or, if a master title policy has been issued by the title insurer, a mortgagee's certificate of title insurance or a written commitment to issue such title insurance policy.


                                      E-2-1

                                    EXHIBIT 3

                       MORTGAGE LOAN SCHEDULE INFORMATION

      The Preliminary and Final Mortgage Loan Schedules shall set forth the following information with respect to each Mortgage Loan:

            (i)      the loan number of the mortgage loan;

            (ii)     the city, state and zip code of the Mortgage Property;

            (iii)    a  code   indicating   whether  the   Mortgaged   Property
      is owner-occupied;

            (iv) the type of Residential Dwelling constituting the Mortgaged Property;

            (v)      the original months to maturity;

            (vi)     the original date of the mortgage;

            (vii)    the Loan-to-Value Ratio at origination;

            (viii)   the Mortgage Interest Rate at Origination;

            (ix) the date on which the first Monthly Payment was due on the Mortgage Loan;

            (x)      the stated maturity date;

            (xi)     the amount of the Monthly Payment at origination;

            (xii)    the amount of the Monthly Payment as of the Cut-off Date;

            (xiii) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance;

            (xiv)    the original principal amount of the Mortgage Loan;

            (xv) the Stated Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date;

            (xvi) a code indicating the purpose of the Mortgage Loan (i.e., purchase financing, Rate/Term Refinancing, Cash-Out Refinancing);

            (xvii)   a  code  indicating  the  documentation   style  (i.e.,
      full, alternative or reduced);

            (xviii)  [reserved];

            (xix)    the Value of the Mortgaged Property;


                                      E-3-1

            (xx)     the sale price of the Mortgaged Property, if applicable;

            (xxi) the actual unpaid principal balance of the Mortgage Loan as of the Cut-off Date;

            (xxii)   the Servicing Fee;

            (xxiii)  [reserved];

            (xxiv) with respect to each adjustable-rate Mortgage Loan, the next Interest Rate Adjustment Date;

            (xxv) with respect to each adjustable-rate Mortgage Loan, the Gross Margin;

            (xxvi) with respect to each adjustable-rate Mortgage Loan, the Minimum and Maximum Mortgage Rate under the terms of the Mortgage Note;

            (xxvii) with respect to each adjustable-rate Mortgage Loan, the First Rate Cap;

            (xxviii) with respect to each adjustable-rate Mortgage Loan, the related Periodic Rate Cap;

            (xxix) with respect to each adjustable-rate Mortgage Loan, the related Lifetime Cap;

            (xxx) with respect to each adjustable-rate Mortgage Loan, whether additional collateral exists;

            (xxxi) with respect to each adjustable-rate Mortgage Loan, whether it is interest-only; and

            (xxxii) with respect to each adjustable-rate Mortgage Loan, the Seller.

            Such schedule shall set forth the following information with respect to the Mortgage Loans in the aggregate as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.


                                      E-3-2

                                    EXHIBIT 4

                       MORTGAGE LOAN SELLER'S INFORMATION

            All information in the Prospectus Supplement described under the following Sections: "SUMMARY OF PROSPECTUS SUPPLEMENT -- The Mortgage Loans," "DESCRIPTION OF THE MORTGAGE POOLS".


                                      E-4-1

                                    EXHIBIT 5

                             PURCHASER'S INFORMATION

            All information in the Prospectus Supplement and the Prospectus, except the Mortgage Loan Seller's Information.


                                      E-5-1

                                    EXHIBIT 6

                             SCHEDULE OF LOST NOTES

                             Available Upon Request


                                      E-6-1

                                    EXHIBIT 7

                                                          REVISED August 1, 2005

APPENDIX E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

      Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

                                                                                   Category under
                                        Name of Anti-Predatory Lending            Applicable Anti-
         State/Jurisdiction                   Law/Effective Date                Predatory Lending Law
--------------------------------------------------------------------------------------------------------
Arkansas                           Arkansas Home Loan Protection Act, Ark.      High Cost Home Loan
                                   Code Ann. Sections 23-53-101 et seq.

                                   Effective July 16, 2003
--------------------------------------------------------------------------------------------------------
Cleveland Heights, OH              Ordinance No. 72-2003 (PSH), Mun. Code       Covered Loan
                                   Sections 757.01 et seq.

                                   Effective June 2, 2003
--------------------------------------------------------------------------------------------------------
Colorado                           Consumer Equity Protection, Colo. Stat.      Covered Loan
                                   Ann. Sections 5-3.5-101 et seq.

                                   Effective for covered loans offered or
                                   entered into on or after January 1, 2003.
                                   Other provisions of the Act took effect on
                                   June 7, 2002
--------------------------------------------------------------------------------------------------------
Connecticut                        Connecticut Abusive Home Loan Lending        High Cost Home Loan
                                   Practices Act, Conn. Gen. Stat.
                                   Sections 36a-746 et seq.

                                   Effective October 1, 2001
--------------------------------------------------------------------------------------------------------
District of Columbia               Home Loan Protection Act, D.C. Code          Covered Loan
                                   Sections 26-1151.01 et seq.

                                   Effective for loans closed on or after
                                   January 28, 2003
--------------------------------------------------------------------------------------------------------
Florida                            Fair Lending Act, Fla. Stat. Ann.            High Cost Home Loan
                                   Sections 494.0078 et seq.

                                   Effective October 2, 2002
--------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann.      High Cost Home Loan
2003)                              Sections 7-6A-1 et seq.
--------------------------------------------------------------------------------------------------------


                                     E-7-1

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

                                                                                   Category under
                                        Name of Anti-Predatory Lending            Applicable Anti-
         State/Jurisdiction                   Law/Effective Date                Predatory Lending Law
--------------------------------------------------------------------------------------------------------
                                   Effective October 1, 2002 - March 6,
                                   2003
--------------------------------------------------------------------------------------------------------
Georgia as amended (Mar. 7, 2003   Georgia Fair Lending Act, Ga. Code Ann.      High Cost Home Loan
- current)                         Sections 7-6A-1 et seq.

                                   Effective for loans closed on or after
                                   March 7, 2003
--------------------------------------------------------------------------------------------------------
HOEPA Section 32                   Home Ownership and Equity Protection         High Cost Loan
                                   Act of 1994, 15 U.S.C. Section 1639, 12
                                   C.F.R. Sections 226.32 and 226.34

                                   Effective October 1, 1995, amendments
                                   October 1, 2002
--------------------------------------------------------------------------------------------------------
Illinois                           High Risk Home Loan Act, Ill. Comp.          High Risk Home Loan
                                   Stat. tit. 815, Sections 137/5 et seq.

                                   Effective January 1, 2004 (prior to this
                                   date, regulations under Residential
                                   Mortgage License Act effective from May
                                   14, 2001)
--------------------------------------------------------------------------------------------------------
Kansas                             Consumer Credit Code, Kan. Stat.             High Loan to Value
                                   Ann. Sections 16a-1-101 et seq.              Consumer Loan (id.
                                                                                Section 16a-3-207) and;
                                   Sections 16a-1-301 and 16a-3-207             ------------------------
                                   became effective April 14, 1999; Section     High APR Consumer Loan
                                   16a-3-308a became effective July 1, 1999     (id. Section 16a-3-308a)
--------------------------------------------------------------------------------------------------------
Kentucky                           2003 KY H.B. 287 - High Cost Home Loan       High Cost Home Loan
                                   Act, Ky. Rev. Stat. Sections 360.100 et
                                   seq.

                                   Effective June 24, 2003
--------------------------------------------------------------------------------------------------------
Maine                              Truth in Lending, Me. Rev. Stat. tit.        High Rate High Fee
                                   9-A, Sections 8-101 et seq.                  Mortgage

                                   Effective September 29, 1995 and as
                                   amended from time to time
--------------------------------------------------------------------------------------------------------
Massachusetts                      Part 40 and Part 32, 209 C.M.R.              High Cost Home Loan
                                   Sections 32.00 et seq. and 209 C.M.R.
                                   Sections 40.01 et seq.
--------------------------------------------------------------------------------------------------------


                                      E-7-2

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

                                                                                   Category under
                                        Name of Anti-Predatory Lending            Applicable Anti-
         State/Jurisdiction                   Law/Effective Date                Predatory Lending Law
--------------------------------------------------------------------------------------------------------
                                   Effective March 22, 2001 and amended
                                   from time to time
--------------------------------------------------------------------------------------------------------
Nevada                             Assembly Bill No. 284, Nev. Rev. Stat.       Home Loan
                                   Sections 598D.010 et seq.

                                   Effective October 1, 2003
--------------------------------------------------------------------------------------------------------
New Jersey                         New Jersey Home Ownership Security Act       High Cost Home Loan
                                   of 2002, N.J. Rev. Stat. Sections
                                   46:10B-22 et seq.

                                   Effective for loans closed on or after
                                   November 27, 2003
--------------------------------------------------------------------------------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev.          High Cost Home Loan
                                   Stat. Sections 58-21A-1 et seq.

                                   Effective as of January 1, 2004;
                                   Revised as of February 26, 2004
--------------------------------------------------------------------------------------------------------
New York                           N.Y. Banking Law Article 6-l                 High Cost Home Loan

                                   Effective for applications made on or
                                   after April 1, 2003
--------------------------------------------------------------------------------------------------------
North Carolina                     Restrictions and Limitations on High         High Cost Home Loan
                                   Cost Home Loans, N.C. Gen. Stat.
                                   Sections 24-1.1E et seq.

                                   Effective July 1, 2000; amended October
                                   1, 2003 (adding open-end lines of credit)
--------------------------------------------------------------------------------------------------------
Ohio                               H.B. 386 (codified in various sections       Covered Loan
                                   of the Ohio Code), Ohio Rev. Code Ann.
                                   Sections 1349.25 et seq.

                                   Effective May 24, 2002
--------------------------------------------------------------------------------------------------------
Oklahoma                           Consumer Credit Code (codified in            Subsection 10 Mortgage
                                   various sections of Title 14A)

                                   Effective July 1, 2000; amended
                                   effective January 1, 2004
--------------------------------------------------------------------------------------------------------
South Carolina                     South Carolina High Cost and Consumer        High Cost Home Loan
                                   Home Loans Act, S.C. Code
--------------------------------------------------------------------------------------------------------


                                      E-7-3

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

                                                                                   Category under
                                        Name of Anti-Predatory Lending            Applicable Anti-
         State/Jurisdiction                   Law/Effective Date                Predatory Lending Law
--------------------------------------------------------------------------------------------------------
                                   Ann. Sections 37-23-10 et seq.

                                   Effective for loans taken on or after
                                   January 1, 2004
--------------------------------------------------------------------------------------------------------
West Virginia                      West Virginia Residential Mortgage           West Virginia
                                   Lender, Broker and Servicer Act, W. Va.      Mortgage Loan Act
                                   Code Ann. Sections 31-17-1 et seq.           Loan
                                   Effective June 5, 2002
--------------------------------------------------------------------------------------------------------

STANDARD & POOR'S COVERED LOAN CATEGORIZATION

                                                                                   Category under
                                        Name of Anti-Predatory Lending            Applicable Anti-
         State/Jurisdiction                   Law/Effective Date                Predatory Lending Law
--------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann.      Covered Loan
2003)                              Sections 7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
--------------------------------------------------------------------------------------------------------
New Jersey                         New Jersey Home Ownership Security Act       Covered Home Loan
                                   of 2002, N.J. Rev. Stat. Sections
                                   46:10B-22 et seq.

                                   Effective November 27, 2003 - July 5, 2004
--------------------------------------------------------------------------------------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

                                                                                   Category under
                                        Name of Anti-Predatory Lending            Applicable Anti-
         State/Jurisdiction                   Law/Effective Date                Predatory Lending Law
--------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann.      Home Loan
2003)                              Sections 7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
--------------------------------------------------------------------------------------------------------
New Jersey                         New Jersey Home Ownership Security           Home Loan
--------------------------------------------------------------------------------------------------------


                                      E-7-4

STANDARD & POOR'S HOME LOAN CATEGORIZATION

                                                                                   Category under
                                        Name of Anti-Predatory Lending            Applicable Anti-
         State/Jurisdiction                   Law/Effective Date                Predatory Lending Law
--------------------------------------------------------------------------------------------------------
                                   Act of 2002, N.J. Rev. Stat. Sections
                                   46:10B-22 et seq.

                                   Effective for loans closed on or after
                                   November 27, 2003
--------------------------------------------------------------------------------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev.          Home Loan
                                   Stat. Sections 58-21A-1 et seq.

                                   Effective as of January 1, 2004;
                                   Revised as of February 26, 2004
--------------------------------------------------------------------------------------------------------
North Carolina                     Restrictions and Limitations on High         Consumer Home Loan
                                   Cost Home Loans, N.C. Gen. Stat.
                                   Sections 24-1.1E et seq.

                                   Effective July 1, 2000; amended October
                                   1, 2003 (adding open-end lines of credit)
--------------------------------------------------------------------------------------------------------
South Carolina                     South Carolina High Cost and Consumer        Consumer Home Loan
                                   Home Loans Act, S.C. Code Ann. Sections
                                   37-23-10 et seq.

                                   Effective for loans taken on or after
                                   January 1, 2004
--------------------------------------------------------------------------------------------------------


                                      E-7-5

                                   SCHEDULE A

                    REQUIRED RATINGS FOR EACH CLASS OF NOTES

                                  Public Notes

                 Class                         S&P                 Moody's
-------------------------------------   -----------------    -------------------
Class 1-A............................          AAA                  Aaa
Class 2-A............................          AAA                  Aaa
Class 3-A............................          AAA                  Aaa

None of the above ratings has been lowered since the respective dates of such letters.

                                  Private Notes

                 Class                         S&P                 Moody's
-------------------------------------   -----------------    -------------------
Class X..............................          AA                    --
Class M-1............................          AA                    --
Class M-2............................           A                    --
Class M-3............................          BBB                   --
Class B-1............................          BB                    --
Class B-2............................           B                    --
Class B-3............................          --                    --

None of the above ratings has been lowered since the respective dates of such letters.

                                   SCHEDULE B

                             MORTGAGE LOAN SCHEDULE

                             [Provided upon request]